UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23161

Nushares ETF Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: July 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Exchange-Traded
Funds
31 July
2019
Nuveen Exchange-Traded Funds
Fund Name	Listing Exchange	Ticker Symbol
Nuveen Enhanced Yield U.S. Aggregate Bond ETF	NYSE Arca	NUAG
Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF	NYSE Arca	NUSA
Nuveen ESG U.S. Aggregate Bond ETF	NYSE Arca	NUBD
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your shares.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.
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Table
of Contents

Chairman’s Letter to Shareholders
Dear Shareholders,
In recent months, economic pessimism has been rising. An unexpected escalation in U.S.- China trade tensions and an unpredictable Brexit outcome top the list of geopolitical concerns. Global macroeconomic data shows a further moderation in growth as a result of weaker export and manufacturing activity across the U.S., Europe and Asia. Notably, in the U.S., some of the more historically reliable leading economic indicators have turned bearish. Although these indicators do not predict the timing of an economic downturn, an inverted yield curve, which occurs when yields on long-term Treasury bonds fall below those of short-term Treasury bonds, and contracting manufacturing activity have preceded past U.S. recessions. U.S. economic growth forecasts and corporate earnings outlooks continue to be downgraded. In this environment, equity market volatility has increased while safe-haven assets, including government bonds and gold, have rallied strongly.
While these conditions have contributed to the market’s anxiety and certainly merit watching, it appears the likelihood of a near-term recession remains low. Consumer spending, buoyed by historically low unemployment and modest wage growth, has powered the economic recovery, even as business investment has been lackluster. Additionally, the sectors directly hit by trade, namely manufacturing and commodity-related businesses, represent a much smaller share of the overall economy than in the past. Central bank efforts to extend the economic cycle with lower interest rates encourages business and consumers to borrow at lower rates while markets have been encouraged by the expectation of easier financial conditions. Recession is not necessarily imminent if these factors can provide the economy with a measure of resilience, sustaining growth at a more subdued pace.
Outside the U.S., central banks and governments have been easing monetary conditions and rolling out fiscal spending programs to buffer slowing growth. The European Central Bank is widely expected to announce a stimulus plan at its September meeting, and China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy. Until there is more clarity on trade, however, the markets may experience bouts of risk-on, risk-off sentiment.
The opportunity set may be narrower, but there may still be scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
September 24, 2019

Portfolio Managers’
Comments
Nuveen Enhanced Yield U.S. Aggregate Bond ETF (NUAG)
Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF (NUSA)
Nuveen ESG U.S. Aggregate Bond ETF (NUBD)
These Funds feature portfolio management by Teachers Advisors, LLC, an affiliate of Nuveen Fund Advisors, LLC. Portfolio managers include Lijun (Kevin) Chen, CFA, and Yong (Mark) Zheng, CFA. Kevin has managed the Funds since their inceptions and Mark was added as a portfolio manager in June 2018. Here they discuss U.S. economic and market conditions, key investment strategies and the twelve-month performance of the Funds.
What factors affected the U.S. economy and the bond market during the twelve-month annual reporting period ended July 31, 2019?
The U.S. economy reached the tenth year of expansion since the previous recession ended in June 2009, marking the longest expansion in U.S. history. The Bureau of Economic Analysis “second” estimate of gross domestic product (GDP) growth came in at 2.0% (annualized) for the second quarter of 2019, a notable slowdown from 3.1% annualized growth in the first quarter of the year and below the 2.5% growth rate achieved in 2018. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Strong consumer and government spending in the April to June 2019 quarter helped sustain the economy’s growth trend, despite weaker exports and reduced business investment.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.7% in July 2019 from 3.9% in July 2018 and job gains averaged around 187,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.2% in July 2019. However, falling energy prices dampened inflation over the past twelve months. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.8% over the twelve-month reporting period ended July 31, 2019 before seasonal adjustment.
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, despite declining new home sales and housing starts. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.1% year-over-year in June 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 1.8% and 2.1%, respectively.
As data pointed to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. Although the Fed had indicated in December 2018 that there could be two more rate hikes in 2019, global growth concerns kept the central bank on the sidelines. As expected by the markets, the Fed left rates unchanged throughout the first half of 2019 while speculation increased

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Each Fund uses credit quality ratings for its portfolio securities provided by Moody’s, S&P and Fitch. For NUAG and NUSA, if all three of Moody’s, S&P, and Fitch provide a rating for a security, an average of the ratings is used; if two of the three agencies rate a security, an average of the two is used; and if only one rating agency rates a security, that rating is used. For NUBD, if all three of Moody’s, S&P, and Fitch provide a rating for a security, the middle rating is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Credit ratings are subject to change. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities are included in the U.S. Treasury/Agency category.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
that the Fed’s next move would be a rate cut. At the July 2019 and September 2019 policy committee meetings, the Fed announced a 0.25% cut to its main policy rate and that it will stop shrinking its bond portfolio sooner than scheduled. Markets initially registered disappointment with the Fed’s explanation that the rate cut was a “mid-cycle adjustment,” rather than a prolonged easing period.
During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns, most prominently the U.S.-China relations. After several rounds of talks and a series of tariff increases, President Trump and President Xi agreed to another temporary trade truce in late June 2019 that halted additional tariff increases. The July negotiations ended without an agreement, and President Trump announced a 10% tariff on the remaining $300 billion worth of Chinese imports effective in September. (Subsequent to the close of the reporting period, he said the tariffs would be postponed until mid-December). Additionally, the U.S. administration walked back its ban on U.S. companies doing business with Chinese tech giant Huawei. The agreed-upon trade deal between the U.S., Mexico and Canada to replace the North American Free Trade Agreement has yet to be ratified by the national congresses, while President Trump rescinded the threat to impose tariffs on Mexico if the country didn’t take more action to curb illegal immigration. Meanwhile, as agreed in July 2018, the U.S. and the European Union continued to withhold further tariffs. Markets grew increasingly worried that trade conflicts would dampen already slowing global growth, as negative sentiment could inhibit business, consumer and investor confidence and spending.
In the U.K., Prime Minister Theresa May was unable to secure a Brexit deal before the original March 29, 2019 deadline. The European Union extended the deadline to October 31, 2019, and Prime Minister May resigned effective June 7, 2019. As widely expected, Brexit hardliner Boris Johnson was voted leader of the Conservative Party and assumed premiership. Europe also contended with Italy’s eurosceptic coalition government and its challenging fiscal condition, the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey. (Subsequent to the close of the reporting period, Italy’s prime minster unexpectedly resigned amid a growing rift with the coalition government over key domestic and fiscal policies.)
Elections around the world also remained a source of uncertainty. Markets continued to closely monitor the new administrations in Brazil and Mexico, as well as Argentina’s upcoming presidential election. (After the close of the reporting period, President Macri, who is considered the market-friendly candidate, suffered a surprising defeat in Argentina’s August primary vote.) In the U.K., the possibility of a no-deal Brexit increased under new Prime Minister Boris Johnson. Europe’s traditional centrist parties lost seats in the Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.
Concerns about future economic growth, along with an array of geopolitical risks, particularly regarding trade policy, weighed on longer-term bond yields. After reaching a multi-year high of 3.23% in November 2018, the 10-year U.S. Treasury yield fell to 2.01% as of July 31, 2019. A portion of the yield curve inverted, meaning that shorter-term bonds were yielding more than longer-term bonds, a condition which has preceded past recessions. Nevertheless, U.S. economic growth indicators continued to point to moderating (but not negative) growth. Fixed income returns were broadly positive in this reporting period. The non-government sectors, including corporate and securitized bonds, benefited from the falling interest rate environment, favorable macroeconomic backdrop and narrowing credit spreads.
Nuveen Enhanced Yield U.S. Aggregate Bond ETF (NUAG)
What key strategies were used to manage the Fund during the twelve-month reporting period and how did these strategies influence performance?
The Fund employs a passive management (or “indexing”) approach, seeking to track the investment results, before fees and expenses, of the ICE BofAML Enhanced Yield U.S. Broad Bond Index (the “NUAG Enhanced Index”). The NUAG Enhanced Index is designed to broadly capture the U.S. investment grade fixed income market and uses a rules-based weighting methodology that seeks to enhance yield while maintaining comparable risk. The NUAG Enhanced Index is primarily comprised of U.S. government securities, debt securities issued by U.S. corporations, residential and commercial mortgage-backed securities, asset-backed securities and U.S. dollar-denominated debt securities issued by non-U.S. corporations that are publicly offered for sale in the U.S. The Fund generally invests in a sample of the securities in the NUAG Enhanced Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the NUAG Enhanced Index. Under normal market conditions, the Fund invests at least 80% of its assets, exclusive of collateral held from securities lending, in component securities of the NUAG Enhanced Index. The Fund rebalances its holdings monthly in response to the monthly NUAG Enhanced Index rebalances.
During the reporting period, the Fund has remained fully invested within its allocation targets to track the NUAG Enhanced Index. As of July 31, 2019, the Fund’s net assets were invested in 32.5% corporate debt, 33.8% securitized debt, 22.9% U.S. Treasuries and 10.1% government-related debt.
How did the Fund perform during the twelve-month reporting period ended July 31, 2019?
The table in the Fund’s Performance Overview and Expense Ratios section of this report provides the Fund’s total return performance information for the one-year and since inception periods ended July 31, 2019. The Fund’s total returns at net asset value (NAV) are compared with the performance of the NUAG Enhanced Index, which the Fund is designed to track.
The Fund’s total return underperformed the NUAG Enhanced Index during the reporting period. The relative underperformance is mainly attributable to the transaction costs related to the Fund’s acquisition of structured securities, the fees and expenses incurred by the Fund that are not incurred by the NUAG Enhanced Index, and the representative sampling process that utilizes a sub-set of Index securities in an effort to provide exposure similar to that of the NUAG Enhanced Index, which leads the Fund to be overweight and underweight (and, in some cases, not invested at all in) certain securities as compared to the Index. The NUAG Enhanced Index is unmanaged and therefore its returns do not reflect any fees or expenses, which would detract from its performance. You cannot invest directly in an index.
U.S. fixed income market performance was broadly positive in this reporting period. Investment grade corporate bonds were among the best-performing segments, benefiting from a backdrop of moderate economic growth, corporate earnings reports that continued to match or exceed expectations, and investor demand for yield. In the securitized sector, mortgage-backed securities performed well amid favorable housing market fundamentals while asset-backed securities were supported by strong consumer credit conditions and the low unemployment rate. U.S. Treasury bonds saw the strongest results at the longest end of the maturity spectrum, where yields fell the most (as prices and yields move in opposite directions), with more modest appreciation in short-maturity Treasury bonds.
Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF (NUSA)
What key strategies were used to manage the Fund during the twelve-month reporting period and how did these strategies influence performance?
The Fund employs a passive management (or “indexing”) approach, seeking to track the investment results, before fees and expenses, of the ICE BofAML Enhanced Yield 1-5 Year U.S. Broad Bond Index (the “NUSA Enhanced Index”). The NUSA Enhanced Index is designed to broadly capture the 1-5 year U.S. investment grade fixed income market and uses a rules-based weighting methodology that seeks to enhance yield while maintaining comparable risk. The NUSA Enhanced Index is primarily comprised of U.S. government securities, debt securities issued by U.S. corporations, residential and commercial mortgage-backed securities, asset-backed securities and U.S. dollar-denominated debt securities issued by non-U.S. corporations that are publicly offered for sale in the U.S. The Fund generally invests in a sample of the securities in the NUSA Enhanced Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the NUSA Enhanced Index. Under normal market conditions, the Fund invests at least 80% of its assets and the amount of any borrowings for investment purposes in component securities of the NUSA Enhanced Index. The Fund rebalances its holdings monthly in response to the monthly NUSA Enhanced Index rebalances.
During the reporting period, the Fund has remained fully invested within its allocation targets to track the NUSA Enhanced Index. As of July 31, 2019, the Fund’s net assets were invested in 51.5% corporate debt, 22.3% securitized debt, 24.9% U.S. Treasuries and 0.7% government-related debt.

Portfolio Managers’ Comments (continued)
How did the Fund perform during the twelve-month reporting period ended July 31, 2019?
The table in the Fund’s Performance Overview and Expense Ratios section of this report provides the Fund’s total return performance information for the one-year and since inception periods ended July 31, 2019. The Fund’s total returns at net asset value (NAV) are compared with the performance of the NUSA Enhanced Index, which the Fund is designed to track.
The Fund’s total return slightly trailed that of the NUSA Enhanced Index over this reporting period. The relative underperformance is mainly attributable to the transaction costs related to the Fund’s acquisition of structured securities, the fees and expenses incurred by the Fund that are not incurred by the NUSA Enhanced Index, and the representative sampling process that utilizes a sub-set of Index securities in an effort to provide exposure similar to that of the NUSA Enhanced Index, which leads the Fund to be overweight and underweight (and, in some cases, not invested at all in) certain securities as compared to the Index. The NUSA Enhanced Index is unmanaged and therefore its returns do not reflect any fees or expenses, which would detract from its performance. You cannot invest directly in an index.
U.S. fixed income market performance was broadly positive in this reporting period. Investment grade corporate bonds were among the best-performing segments, benefiting from a backdrop of moderate economic growth, corporate earnings reports that continued to match or exceed expectations, and investor demand for yield. In the securitized sector, mortgage-backed securities performed well amid favorable housing market fundamentals while asset-backed securities were supported by strong consumer credit conditions and the low unemployment rate. U.S. Treasury bonds saw the strongest results at the longest end of the maturity spectrum, where yields fell the most (as prices and yields move in opposite directions), with more modest appreciation in short-maturity Treasury bonds. Although the shorter-maturity bonds in which the Fund invests underperformed longer-maturity bonds in this reporting period, the Fund delivered positive absolute performance.
Nuveen ESG U.S. Aggregate Bond ETF (NUBD)
What key strategies were used to manage the Fund during the twelve-month reporting period and how did these strategies influence performance?
The Fund employs a passive management (or “indexing”) approach, investing in a diversified portfolio of U.S. investment grade bonds that satisfy certain environmental, social and governance (“ESG”) criteria. The Fund seeks to track the investment results, before fees and expenses, of the Bloomberg Barclays MSCI U.S. Aggregate ESG Select Index (“the NUBD Select Index”). The NUBD Select Index is composed of U.S. investment grade fixed income securities that satisfy certain ESG and low-carbon criteria, including U.S. government securities, debt securities issued by U.S. corporations, residential and commercial mortgage-backed securities, asset-backed securities and U.S. dollar-denominated debt securities issued by non-U.S. corporations that are publicly offered for sale in the U.S. The NUBD Select Index selects from the securities included in the Bloomberg Barclays U.S. Aggregate Bond Index (the “Base Index”), which is designed to broadly capture the U.S. investment grade, taxable fixed income market. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in component securities of the NUBD Select Index. To the extent the NUBD Select Index concentrates (i.e., holds 25% or more of its total assets) in the securities of companies in a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the NUBD Select Index. The Fund rebalances its holdings monthly in response to the monthly NUBD Select Index rebalances.
During the reporting period, the Fund remained fully invested within its allocation targets to track the NUBD Select Index. As of July 31, 2019, the Fund’s net assets were invested in 39.3% U.S. Treasuries, 29.1% securitized debt, 24.0% corporate debt and 10.7% government-related debt.
How did the Fund perform during the twelve-month reporting period ended July 31, 2019?
The table in the Fund’s Performance Overview and Expense Ratios section of this report provides the Fund’s total return performance for the one-year and since inception periods ended July 31, 2019. The Fund’s total returns at net asset value (NAV) are compared with the performance of the NUBD Select Index, which the Fund is designed to track.

The Fund’s total return slightly trailed that of the NUBD Select Index over this reporting period. The relative underperformance is mainly attributable to the transaction costs related to the Fund’s acquisition of structured securities, as well as fees and expenses incurred by the Fund that are not incurred by the NUBD Select Index. The NUBD Select Index is unmanaged and therefore its returns do not reflect any fees or expenses, which would detract from its performance. You cannot invest directly in an index.
U.S. fixed income market performance was broadly positive in this reporting period. Investment grade corporate bonds were among the best-performing segments, benefiting from a backdrop of moderate economic growth, corporate earnings reports that continued to match or exceed expectations, and investor demand for yield. In the securitized sector, mortgage-backed securities performed well amid favorable housing market fundamentals while asset-backed securities were supported by strong consumer credit conditions and the low unemployment rate. U.S. Treasury bonds saw the strongest results at the longest end of the maturity spectrum, where yields fell the most (as prices and yields move in opposite directions), with more modest appreciation in short-maturity Treasury bonds.

Risk Considerations and Dividend Information
Nuveen Enhanced Yield U.S. Aggregate Bond ETF
Investing involves risk; principal loss is possible. This is no guarantee the Fund's investment objective will be achieved. An exchange-traded fund seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. Interest rate risk occurs when interest rates rise causing bond prices to fall. Credit risk arises from an issuer's ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer's credit quality is expected to deteriorate. These and other risk considerations are described in detail in the Fund's prospectus.
Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF
Investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. Interest rate risk is the risk that the value of the Fund's portfolio will decline because of rising interest rates. Credit Risk is the risk that an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer's ability or willingness to make such payments. These and other risk considerations are described in detail in the Fund's prospectus.
Nuveen ESG U.S. Aggregate Bond ETF
Investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. An exchange-traded fund seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. Because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don't use these criteria. Interest rate risk occurs when interest rates rise causing bond prices to fall. Credit risk arises from an issuer's credit quality is expected to deteriorate. These and other risk considerations are described in detail in the Fund's prospectus.
Dividend Information
Each Fund seeks to pay monthly dividends out of its net investment income. Monthly distributions are not expected to be a level amount from period-to-period. Each Fund will, over time, pay all its net investment income as dividends to shareholders.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund's monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund's dividends for the reporting period are presented in this report's Financial Highlights. For income tax purposes, distribution information for NUAG, NUSA and NUDB as of their most recent tax year end is presented in Note 6 - Income Tax Information within the Notes to Financial Statements of this report.

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratio for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are sold, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns assume reinvestment of dividends and capital gains. Market price returns are based on the closing market price as of the end of the reporting period. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.
The expense ratio represents each Fund's total operating expenses as reflected in each Fund's most recent prospectus. The expense ratios shown include the management fees and other applicable fees and expenses paid by the Fund.

Fund Performance and Expense Ratios (continued)
Nuveen Enhanced Yield U.S. Aggregate Bond ETF (NUAG)
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of July 31, 2019
	Average Annual
	1-Year	Since Inception
NUAG at NAV	8.03%	2.63%
NUAG at Market Price	7.77%	2.56%
ICE BofAML Enhanced Yield U.S. Broad Bond Index	9.02%	3.22%
ICE BofAML U.S. Broad Market Index	8.27%	2.58%
Average Annual Total Returns as of June 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	Since Inception
NUAG at NAV	7.82%	2.53%
NUAG at Market Price	7.66%	2.48%
Since inception returns are from 9/14/16. Indexes are not available for direct investment.
Expense Ratio as of Most Recent Prospectus

Expense Ratio	0.20%

Growth of an Assumed $10,000 Investment as of July 31, 2019
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF (NUSA)
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of July 31, 2019
	Average Annual
	1-Year	Since Inception
NUSA at NAV	5.37%	2.59%
NUSA at Market Price	5.31%	2.62%
ICE BofAML Enhanced Yield 1-5 Year U.S. Broad Bond Index	5.90%	2.93%
ICE BofAML 1-5 Year U.S. Broad Market Index	5.38%	2.48%
Average Annual Total Returns as of June 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	Since Inception
NUSA at NAV	5.48%	2.69%
NUSA at Market Price	5.44%	2.71%
Since inception returns are from 3/31/17. Indexes are not available for direct investment.
Expense Ratio as of Most Recent Prospectus

Expense Ratio	0.20%

Growth of an Assumed $10,000 Investment as of July 31, 2019
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen ESG U.S. Aggregate Bond ETF (NUBD)
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of July 31, 2019
	Average Annual
	1-Year	Since Inception
NUBD at NAV	7.89%	3.44%
NUBD at Market Price	7.84%	3.49%
Bloomberg Barclays MSCI U.S. Aggregate ESG Select Index	8.04%	3.62%
Bloomberg Barclays U.S. Aggregate Bond Index	8.08%	3.63%
Average Annual Total Returns as of June 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	Since Inception
NUBD at NAV	7.61%	3.49%
NUBD at Market Price	7.54%	3.55%
Since inception returns are from 9/29/17. Indexes are not available for direct investment.
Expense Ratio as of Most Recent Prospectus

Expense Ratio	0.20%

Growth of an Assumed $10,000 Investment as of July 31, 2019
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Yields    as of July 31, 2019
Dividend Rate is the average dividend per share for the current reporting period divided by the offering price per share at period end.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Rate may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
Nuveen Enhanced Yield U.S. Aggregate Bond ETF (NUAG)

Dividend Rate	3.42%
SEC 30-Day Yield	2.62%
Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF (NUSA)

Dividend Rate	2.87%
SEC 30-Day Yield	2.19%
Nuveen ESG U.S. Aggregate Bond ETF (NUBD)

Dividend Rate	2.68%
SEC 30-Day Yield	1.93%

Holding Summaries    as of July 31, 2019
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Each Fund uses credit quality ratings for its portfolio securities provided by Moody's, S&P and Fitch. For NUAG and NUSA, if all three of Moody's S&P, and Fitch provide a rating for a security, an average of the ratings is used; if two of the three agencies rate a security, an average of the two is used; and if only one rating agency rates a security, that rating is used. For NUBD, if all three of Moody's S&P, and Fitch provide a rating for a security, the middle rating is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Credit ratings are subject to change. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities are included in the U.S. Treasury/Agency category.
Nuveen Enhanced Yield U.S. Aggregate Bond ETF (NUAG)
Fund Allocation (% of net assets)
Securitized	33.8%
Corporate Debt	32.5%
U.S. Treasury	22.9%
Government Related - Long-Term	9.5%
Government Related - Short-Term	0.6%
Other Assets Less Liabilities	0.7%
Net Assets	100%
Corporate Debt: Industries (% of total corporate debt holdings)
Industrial	45.9%
Financials	28.7%
Utility	25.4%
Total	100%
Portfolio Credit Quality (% of total investments)
AAA	4.0%
AA	5.7%
A	12.2%
BBB	23.4%
U.S. Treasury/Agency	54.7%
Total	100%

Holding Summaries    as of July 31, 2019 (continued)
Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF (NUSA)
Fund Allocation (% of net assets)
Corporate Debt	51.5%
U.S. Treasury	24.9%
Securitized	22.3%
Government Related - Short-Term	0.7%
Other Assets Less Liabilities	0.6%
Net Assets	100%
Corporate Debt: Industries (% of total corporate debt holdings)
Industrial	20.6%
Financials	56.8%
Utility	22.6%
Total	100%
Portfolio Credit Quality (% of total investments)
AAA	15.0%
AA	8.5%
A	19.2%
BBB	24.2%
U.S. Treasury/Agency	33.1%
Total	100%

Nuveen ESG U.S. Aggregate Bond ETF (NUBD)
Fund Allocation (% of net assets)
U.S. Treasury	39.3%
Securitized	29.1%
Corporate Debt	24.0%
Government Related - Long-Term	6.0%
Government Related - Short-Term	4.7%
Other Assets Less Liabilities	(3.1)%
Net Assets	100%
Corporate Debt: Industries (% of total corporate debt holdings)
Industrial	59.6%
Financials	32.2%
Utility	8.2%
Total	100%
Portfolio Credit Quality (% of total investments)
AAA	3.9%
AA	3.5%
A	11.3%
BBB	9.0%
U.S. Treasury/Agency	72.3%
Total	100%

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other applicable Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2019.
The beginning of the period is February 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your Fund in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Enhanced Yield U.S. Aggregate Bond ETF (NUAG)
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,061.10
Expenses Incurred During Period	$ 1.02
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.80
Expenses Incurred During the Period	$ 1.00
Expenses are equal to the Fund's annualized net expense ratio of 0.20% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF (NUSA)
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,031.10
Expenses Incurred During Period	$ 1.01
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.80
Expenses Incurred During the Period	$ 1.00
Expenses are equal to the Fund's annualized net expense ratio of 0.20% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
Nuveen ESG U.S. Aggregate Bond ETF (NUBD)
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,051.60
Expenses Incurred During Period	$ 1.02
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.80
Expenses Incurred During the Period	$ 1.00
Expenses are equal to the Fund's annualized net expense ratio of 0.20% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of
Nushares ETF Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen Enhanced Yield U.S. Aggregate Bond ETF, Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF and Nuveen ESG U.S. Aggregate Bond ETF (three of the funds comprising Nushares ETF Trust) (the “Funds”), including the portfolios of investments, as of July 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (year then ended and period from September 29, 2017 (commencement of operations) to July 31, 2018 for Nuveen ESG U.S. Aggregate Bond ETF), and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the two-year period then ended and period from September 14, 2016 (commencement of operations) to July 31, 2017 for Nuveen Enhanced Yield U.S. Aggregate Bond ETF, the two-year period then ended and period from March 31, 2017 (commencement of operations) to July 31, 2017 for Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF and the year then ended and period from September 29, 2017 to July 31, 2018 for Nuveen ESG U.S. Aggregate Bond ETF. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended (year then ended and period from September 29, 2017 to July 31, 2018 for Nuveen ESG U.S. Aggregate Bond ETF), and the financial highlights for each of the years in the two year period then ended and period from September 14, 2016 to July 31, 2017 for Nuveen Enhanced Yield U.S. Aggregate Bond ETF, the two-year period then ended and period from March 31, 2017 to July 31, 2017 for Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF and the year then ended and period from September 29, 2017 to July 31, 2018 for Nuveen ESG U.S. Aggregate Bond ETF in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2019, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
September 26, 2019

Nuveen Enhanced Yield U.S. Aggregate Bond ETF (NUAG)
Portfolio of Investments    July 31, 2019
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 98.7%
	SECURITIZED – 33.8%
$ 300	Americredit Automobile Receivables Trust 2019-1 B	3.130%	2/18/25	AA+	$303,869
290	Capital One Multi-Asset Execution Trust	2.840%	12/15/24	AAA	294,977
100	CarMax Auto Owner Trust	3.270%	3/15/24	AAA	102,906
200	Citibank Credit Card Issuance Trust	3.210%	12/07/24	Aaa	206,826
250	COMM 2015-LC19 Mortgage Trust	3.527%	2/10/48	AAA	260,020
500	Csail 2015-C2 Commercial Mortgage Trust	3.849%	6/15/57	Aa2	526,874
1,272	Fannie Mae Pool AL9125	4.000%	10/01/43	N/R	1,348,261
680	Fannie Mae Pool AS6302	3.500%	12/01/45	N/R	701,410
802	Fannie Mae Pool AX4887	4.000%	12/01/44	N/R	845,184
68	Fannie Mae Pool MA1489	3.000%	7/01/43	Aaa	69,007
873	Fannie Mae Pool MA2929	3.500%	3/01/47	Aaa	900,222
1,107	Fannie Mae Pool MA3120	3.500%	9/01/47	Aaa	1,141,317
334	Fannie Mae Pool MA3211	4.000%	12/01/47	Aaa	347,964
594	Fannie Mae Pool MA3239	4.000%	1/01/48	Aaa	619,017
894	Fannie Mae Pool MA3276	3.500%	2/01/48	Aaa	921,534
213	Fannie Mae Pool MA3277	4.000%	2/01/48	N/R	222,156
453	Fannie Mae Pool MA3305	3.500%	3/01/48	N/R	466,841
151	Fannie Mae Pool MA3306	4.000%	3/01/48	N/R	157,287
476	Fannie Mae Pool MA3332	3.500%	4/01/48	Aaa	490,835
810	Fannie Mae Pool MA3383	3.500%	6/01/48	Aaa	833,689
441	Fannie Mae Pool MA3467	4.000%	9/01/48	Aaa	456,548
491	Fannie Mae Pool MA3663	3.500%	5/01/49	Aaa	502,924
2,000	Fannie Mae Pool MA3744	3.000%	8/01/49	N/R	2,017,722
4,500	Fannie Mae Pool MA3774, (WI/DD)	3.000%	8/01/49	N/R	4,539,874
470	Ford Credit Auto Owner Trust 2016-REV2, 144A	2.030%	12/15/27	AAA	467,694
857	Freddie Mac Gold Pool G08797	4.000%	1/01/48	N/R	893,324
399	Freddie Mac Gold Pool G08800	3.500%	2/01/48	N/R	411,484
59	Ginnie Mae II Pool MA2149	4.000%	8/20/44	N/R	62,103
706	Ginnie Mae II Pool MA3310	3.500%	12/20/45	Aaa	734,766
203	Ginnie Mae II Pool MA3311	4.000%	12/20/45	Aaa	214,151
255	Ginnie Mae II Pool MA3874	3.500%	8/20/46	Aaa	264,915
163	Ginnie Mae II Pool MA3937	3.500%	9/20/46	Aaa	169,015
434	Ginnie Mae II Pool MA4900	3.500%	12/20/47	Aaa	448,484
350	Ginnie Mae II Pool MA4962	3.500%	1/20/48	Aaa	362,465
496	Ginnie Mae II Pool MA5875	3.500%	4/20/49	Aaa	512,877
100	Honda Auto Receivables 2018-4 Owner Trust	3.300%	7/15/25	AAA	102,749

Nuveen Enhanced Yield U.S. Aggregate Bond ETF (NUAG) (continued)
Portfolio of Investments    July 31, 2019
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
$ 500	SoFi Professional Loan Program 2017-E LLC, 144A	2.720%	11/26/40	AAA	$501,091
100	Toyota Auto Receivables 2018-D Owner Trust	3.300%	2/15/24	AAA	103,049
200	Verizon Owner Trust 2019-A	2.930%	9/20/23	AAA	203,150
250	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.020%	8/15/50	Aaa	261,807
$ 23,341	Total Securitized (cost $23,786,149)				23,990,388

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE DEBT – 32.5%
	Financials – 9.3%
$ 124	Air Lease Corp	3.875%	7/03/23	BBB	$128,629
50	Aircastle Ltd	5.000%	4/01/23	BBB-	52,777
100	American Express Co	3.125%	5/20/26	A	102,559
300	American International Group Inc	4.200%	4/01/28	BBB+	321,843
200	Anthem Inc	3.500%	8/15/24	A	206,983
169	Aon Corp	3.750%	5/02/29	A-	177,444
139	Ares Capital Corp	4.250%	3/01/25	BBB	142,210
76	AXIS Specialty Finance PLC	4.000%	12/06/27	A-	78,651
77	Bank of Montreal	3.803%	12/15/32	A+	78,420
91	Bank of New York Mellon Corp/The	3.850%	4/28/28	AA-	99,307
40	Barclays Bank PLC	3.750%	5/15/24	A+	41,344
200	Barclays PLC	3.932%	5/07/25	A	202,058
23	BB&T Corp	3.700%	6/05/25	A+	24,379
31	Brixmor Operating Partnership LP	4.125%	5/15/29	BBB-	32,644
208	Capital One Financial Corp	3.800%	1/31/28	A-	215,529
81	Charles Schwab Corp/The	3.250%	5/22/29	A	84,081
103	Citigroup Inc	4.125%	7/25/28	A-	108,914
227	Citigroup Inc	4.750%	5/18/46	A-	257,725
71	CNA Financial Corp	3.900%	5/01/29	BBB+	74,567
147	Discover Bank	4.650%	9/13/28	BBB+	161,943
148	Fifth Third Bancorp	3.950%	3/14/28	A-	160,139
147	GATX Corp	4.550%	11/07/28	BBB	160,259
20	Goldman Sachs Group Inc/The	3.750%	2/25/26	A	20,931
26	Goldman Sachs Group Inc/The	3.500%	11/16/26	A	26,718
85	Goldman Sachs Group Inc/The	4.223%	5/01/29	A	91,551
126	Goldman Sachs Group Inc/The	4.411%	4/23/39	A	137,622
89	Hartford Financial Services Group Inc/The	4.400%	3/15/48	BBB+	98,716
18	Healthcare Realty Trust Inc	3.625%	1/15/28	BBB	18,372
31	Hospitality Properties Trust	4.375%	2/15/30	Baa2	29,670
89	Humana Inc	3.850%	10/01/24	BBB+	92,997
41	Huntington Bancshares Inc/OH	4.000%	5/15/25	A-	43,609
225	International Lease Finance Corp	8.625%	1/15/22	BBB-	255,619

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Financials (continued)
$ 85	Jefferies Financial Group Inc	5.500%	10/18/23	BBB	$91,942
4	JPMorgan Chase & Co	3.702%	5/06/30	AA-	4,236
70	JPMorgan Chase & Co	3.964%	11/15/48	AA-	74,983
40	KeyBank NA/Cleveland OH	3.400%	5/20/26	BBB+	41,239
112	Lazard Group LLC	4.500%	9/19/28	A-	119,835
34	Lincoln National Corp	4.200%	3/15/22	A-	35,387
53	Manulife Financial Corp	4.061%	2/24/32	A-	54,209
76	Markel Corp	5.000%	5/20/49	BBB+	84,946
151	MetLife Inc	3.000%	3/01/25	A-	154,163
13	Morgan Stanley	4.350%	9/08/26	A-	13,940
174	Morgan Stanley	4.457%	4/22/39	A	194,601
26	Physicians Realty LP	3.950%	1/15/28	BBB-	26,399
100	PNC Financial Services Group Inc/The	3.900%	4/29/24	A	105,560
48	Principal Financial Group Inc	3.700%	5/15/29	A-	50,642
95	Prudential Financial Inc	5.375%	5/15/45	BBB+	100,611
124	Raymond James Financial Inc	3.625%	9/15/26	BBB+	128,770
8	Realty Income Corp	3.650%	1/15/28	A-	8,435
96	Regions Financial Corp	3.800%	8/14/23	BBB+	100,554
18	Reinsurance Group of America Inc	4.700%	9/15/23	A	19,367
246	Royal Bank of Scotland Group PLC	4.269%	3/22/25	A	251,930
33	Sabra Health Care LP / Sabra Capital Corp	4.800%	6/01/24	BBB-	34,020
100	Santander Holdings USA Inc	3.700%	3/28/22	BBB+	102,157
63	State Street Corp	2.653%	5/15/23	AA-	63,469
99	SunTrust Bank/Atlanta GA	3.300%	5/15/26	BBB+	101,596
142	Synchrony Financial	3.950%	12/01/27	BBB-	143,972
124	Toronto-Dominion Bank/The	3.625%	9/15/31	A2	125,927
29	UnitedHealth Group Inc	3.850%	6/15/28	A+	31,462
127	US Bancorp	3.100%	4/27/26	A1	129,881
49	Ventas Realty LP	4.400%	1/15/29	BBB+	53,560
30	VEREIT Operating Partnership LP	4.875%	6/01/26	BBB-	32,856
121	Wells Fargo & Co	4.750%	12/07/46	A	139,124
55	Welltower Inc	4.250%	4/15/28	BBB+	59,380
106	Westpac Banking Corp	4.322%	11/23/31	A+	109,944
104	Willis North America Inc	4.500%	9/15/28	BBB	112,816
6,257	Total Financials				6,630,123
	Industrial – 14.9%
264	AbbVie Inc	3.600%	5/14/25	A-	272,294
100	Allergan Funding SCS	3.850%	6/15/24	BBB	104,174
80	American Tower Corp	3.800%	8/15/29	BBB	82,782
108	Amgen Inc	4.563%	6/15/48	A	117,983

Nuveen Enhanced Yield U.S. Aggregate Bond ETF (NUAG) (continued)
Portfolio of Investments    July 31, 2019
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Industrial (continued)
$ 69	Anadarko Petroleum Corp	6.600%	3/15/46	BBB	$88,419
375	Anheuser-Busch InBev Worldwide Inc	4.000%	4/13/28	A-	406,918
80	Apache Corp	4.750%	4/15/43	BBB	74,269
88	AT&T Inc	5.375%	10/15/41	A-	99,011
95	AT&T Inc	4.900%	6/15/42	A-	102,100
115	AT&T Inc	4.300%	12/15/42	A-	115,291
136	AT&T Inc	4.350%	6/15/45	A-	136,790
78	AutoNation Inc	4.500%	10/01/25	BBB-	81,482
52	Baxalta Inc	4.000%	6/23/25	BBB+	55,114
31	Baxter International Inc	3.500%	8/15/46	A-	29,091
56	Becton Dickinson and Co	4.685%	12/15/44	BBB	61,793
69	Bell Canada Inc	4.464%	4/01/48	BBB+	76,210
73	Booking Holdings Inc	3.550%	3/15/28	A-	76,935
55	BorgWarner Inc	4.375%	3/15/45	BBB+	55,628
100	Broadcom Inc, 144A	4.750%	4/15/29	BBB-	101,862
52	Buckeye Partners LP	4.150%	7/01/23	BBB-	51,087
150	Canadian Natural Resources Ltd	3.900%	2/01/25	BBB+	157,049
40	Cardinal Health Inc	4.500%	11/15/44	BBB+	37,081
156	CBS Corp	2.900%	1/15/27	BBB	152,069
737	Celgene Corp	3.625%	5/15/24	BBB+	767,856
100	Cenovus Energy Inc	4.250%	4/15/27	BBB	103,001
143	Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	5/01/47	BBB-	150,530
92	Cimarex Energy Co	4.375%	6/01/24	BBB-	96,957
50	Columbia Pipeline Group Inc	5.800%	6/01/45	Baa1	59,040
69	Comcast Corp	4.600%	10/15/38	A-	79,951
132	Constellation Brands Inc	3.600%	2/15/28	BBB	137,668
150	CSX Corp	4.250%	3/15/29	BBB+	167,023
253	CVS Health Corp	4.875%	7/20/35	BBB	275,515
36	Dell International LLC / EMC Corp, 144A	8.350%	7/15/46	BBB-	45,900
100	Discovery Communications LLC	4.900%	3/11/26	BBB-	109,663
72	Dow Chemical Co/The, 144A	4.800%	5/15/49	BBB+	76,469
81	Eaton Corp	4.150%	11/02/42	A-	87,432
16	Ecolab Inc	3.250%	12/01/27	A-	16,669
33	Electronic Arts Inc	4.800%	3/01/26	BBB+	36,904
93	Embraer Netherlands Finance BV	5.050%	6/15/25	BBB	100,790
75	Energy Transfer Operating LP	5.950%	10/01/43	BBB-	83,444
83	Energy Transfer Operating LP	6.125%	12/15/45	BBB-	95,256
222	Enterprise Products Operating LLC	5.750%	3/01/35	BBB+	256,198
101	EQM Midstream Partners LP	4.000%	8/01/24	BBB-	99,203
150	Express Scripts Holding Co	4.500%	2/25/26	A-	162,235

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Industrial (continued)
$ 50	FedEx Corp	3.100%	8/05/29	Baa2	$49,480
60	FedEx Corp	3.900%	2/01/35	BBB	61,253
111	Ford Motor Co	4.750%	1/15/43	BBB	96,501
65	Fortive Corp	4.300%	6/15/46	Baa1	66,270
130	General Motors Co	6.600%	4/01/36	BBB	148,032
126	Grupo Televisa SAB	5.000%	5/13/45	BBB+	127,421
84	HCA Inc	4.125%	6/15/29	BBB-	86,047
75	Helmerich & Payne Inc	4.650%	3/15/25	BBB+	80,779
158	Hess Corp	4.300%	4/01/27	BBB-	162,366
67	Hewlett Packard Enterprise Co	6.200%	10/15/35	BBB+	76,867
86	International Paper Co	4.400%	8/15/47	BBB	85,904
10	Interpublic Group of Cos Inc/The	3.750%	2/15/23	BBB+	10,461
80	JM Smucker Co/The	4.250%	3/15/35	BBB	83,149
73	Johnson Controls International plc	4.625%	7/02/44	BBB+	75,449
200	Kinder Morgan Inc/DE	4.300%	3/01/28	BBB	213,775
160	Kraft Heinz Foods Co	5.000%	7/15/35	BBB-	169,899
81	Magellan Midstream Partners LP	4.200%	3/15/45	BBB+	79,386
76	Marriott International Inc/MD	4.500%	10/01/34	BBB	83,709
53	McDonald's Corp	4.700%	12/09/35	BBB+	61,095
80	McDonald's Corp	4.875%	7/15/40	BBB+	91,553
82	Mondelez International Inc	4.125%	5/07/28	Baa1	88,777
79	Mosaic Co/The	4.050%	11/15/27	BBB-	81,707
39	MPLX LP	4.500%	7/15/23	BBB	41,344
77	Mylan NV	3.150%	6/15/21	BBB-	77,653
62	Newell Brands Inc	5.375%	4/01/36	BBB-	61,967
70	Newmont Goldcorp Corp	3.500%	3/15/22	BBB	71,395
95	Noble Energy Inc	3.900%	11/15/24	BBB	98,941
72	Nordstrom Inc	6.950%	3/15/28	BBB+	84,642
61	Nutrien Ltd	6.125%	1/15/41	BBB	74,621
170	ONEOK Inc	4.550%	7/15/28	BBB	183,284
75	Oracle Corp	3.800%	11/15/37	A+	80,138
74	Orange SA	5.375%	1/13/42	BBB+	90,218
110	Phillips 66	4.650%	11/15/34	A3	122,496
80	Pioneer Natural Resources Co	4.450%	1/15/26	BBB	86,709
35	Rayonier Inc	3.750%	4/01/22	BBB-	35,494
60	Republic Services Inc	3.950%	5/15/28	BBB+	65,213
144	Reynolds American Inc	5.700%	8/15/35	BBB+	161,687
83	Rogers Communications Inc	5.000%	3/15/44	BBB+	96,431
40	RPM International Inc	4.250%	1/15/48	BBB	37,731
79	Seagate HDD Cayman	4.875%	6/01/27	Baa3	79,312
123	Spectra Energy Partners LP	4.500%	3/15/45	BBB+	129,314

Nuveen Enhanced Yield U.S. Aggregate Bond ETF (NUAG) (continued)
Portfolio of Investments    July 31, 2019
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Industrial (continued)
$ 77	Total System Services Inc	4.450%	6/01/28	BBB-	$82,947
142	Union Pacific Corp	4.300%	3/01/49	A-	156,119
103	Valero Energy Corp	3.650%	3/15/25	BBB	106,785
337	Verizon Communications Inc	4.750%	11/01/41	A-	386,874
108	Vodafone Group PLC	4.875%	6/19/49	BBB+	115,929
103	Walgreens Boots Alliance Inc	4.500%	11/18/34	Baa2	106,358
40	Walt Disney Co/The, 144A	6.150%	2/15/41	A	56,059
106	Western Midstream Operating LP	4.650%	7/01/26	BBB-	108,780
100	Williams Cos Inc/The	3.750%	6/15/27	BBB	102,971
36	WPP Finance 2010	3.750%	9/19/24	BBB+	37,250
30	Zimmer Biomet Holdings Inc	5.750%	11/30/39	BBB	34,310
9,927	Total Industrial				10,595,988
	Utility – 8.3%
50	AEP Texas Inc	4.150%	5/01/49	A-	55,463
113	Appalachian Power Co	4.400%	5/15/44	A-	125,034
97	Black Hills Corp	3.150%	1/15/27	BBB+	96,843
101	CenterPoint Energy Resources Corp	4.000%	4/01/28	BBB+	107,535
200	Cleco Corporate Holdings LLC	3.743%	5/01/26	BBB-	203,413
140	CMS Energy Corp	4.700%	3/31/43	Baa1	156,916
162	Dominion Energy Inc	5.250%	8/01/33	BBB+	193,490
257	Dominion Energy Inc	4.700%	12/01/44	BBB+	292,186
98	Dominion Energy South Carolina Inc	4.350%	2/01/42	A	108,640
146	DTE Electric Co	3.750%	8/15/47	Aa3	155,933
280	Duke Energy Corp	3.750%	9/01/46	BBB+	278,527
242	Duke Energy Progress LLC	3.600%	9/15/47	Aa3	246,733
100	Edison International	5.750%	6/15/27	BBB-	111,500
146	Emera US Finance LP	4.750%	6/15/46	BBB	163,856
134	Enel Chile SA	4.875%	6/12/28	BBB+	146,730
64	Entergy Corp	2.950%	9/01/26	BBB	64,334
110	Exelon Corp	4.950%	6/15/35	BBB+	123,964
381	Exelon Corp	4.450%	4/15/46	BBB+	418,375
67	Indiana Michigan Power Co	3.750%	7/01/47	A-	69,556
146	Interstate Power & Light Co	4.700%	10/15/43	A-	162,693
35	ITC Holdings Corp	5.300%	7/01/43	A-	42,452
61	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	Aaa	71,199
16	Kansas City Power & Light Co	5.300%	10/01/41	A	19,404
37	Kansas City Power & Light Co	4.200%	6/15/47	A	41,369
44	Kansas City Power & Light Co	4.125%	4/01/49	A	49,158
104	National Grid USA	5.803%	4/01/35	A-	122,734
100	National Rural Utilities Cooperative Finance Corp	3.700%	3/15/29	A1	108,881

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Utility (continued)
$ 98	NextEra Energy Capital Holdings Inc	3.500%	4/01/29	A-	$102,553
102	NiSource Inc	5.250%	2/15/43	BBB+	120,169
129	NiSource Inc	4.800%	2/15/44	BBB+	147,441
170	NiSource Inc	3.950%	3/30/48	BBB+	173,733
176	PPL Capital Funding Inc	4.700%	6/01/43	BBB+	188,731
119	Puget Energy Inc	3.650%	5/15/25	BBB	121,890
100	Sempra Energy	4.050%	12/01/23	BBB+	104,952
115	Southern California Edison Co	3.400%	6/01/23	A-	117,698
150	Southern California Gas Co	3.950%	2/15/50	Aa2	161,080
181	Southern Co Gas Capital Corp	4.400%	6/01/43	A-	191,936
73	Southern Co/The	4.250%	7/01/36	BBB+	77,089
245	Southern Co/The	4.400%	7/01/46	BBB+	261,308
97	Spire Inc	4.700%	8/15/44	BBB+	107,107
239	Xcel Energy Inc	4.800%	9/15/41	BBB+	265,716
5,425	Total Utility				5,878,321
$ 21,609	Total Corporate Debt (cost $21,717,022)				23,104,432

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. TREASURY – 22.9%
$ 1,327	United States Treasury Note/Bond	2.625%	7/31/20	Aaa	$1,334,309
7,012	United States Treasury Note/Bond	2.625%	7/15/21	Aaa	7,106,497
4,433	United States Treasury Note/Bond	2.000%	12/31/21	Aaa	4,446,507
1,000	United States Treasury Note/Bond	1.750%	6/15/22	Aaa	997,695
569	United States Treasury Note/Bond	3.125%	11/15/28	Aaa	622,344
1,700	United States Treasury Note/Bond	2.375%	5/15/29	Aaa	1,753,125
$ 16,041	Total U.S. Treasury (cost $16,066,851)				16,260,477

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	GOVERNMENT RELATED – 9.5%
	Government Agency – 1.8%
$ 256	Federal Home Loan Mortgage Corp	6.250%	7/15/32	Aaa	$365,493
247	Federal National Mortgage Association	6.625%	11/15/30	Aaa	351,894
269	Petroleos Mexicanos	5.350%	2/12/28	BBB+	247,211
269	Tennessee Valley Authority	3.500%	12/15/42	Aaa	289,597
1,041	Total Government Agency				1,254,195

Nuveen Enhanced Yield U.S. Aggregate Bond ETF (NUAG) (continued)
Portfolio of Investments    July 31, 2019
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Municipal Bonds – 4.7% (3)
$ 100	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Lien, Build America Federally Taxable Bond Series 2010S-1 (No Optional Call)	6.918%	4/01/40	AA-	$144,379
88	California State, General Obligation Bonds, Various Purpose Build America Taxable Bond Series 2010 (Optional Call: 3/20 at 100.00)	7.950%	3/01/36	AA-	90,871
225	California State, General Obligation Bonds, Various Purpose Build America Taxable Bond Series 2010 (No Optional Call)	7.625%	3/01/40	AA-	359,487
140	Chicago O'Hare International Airport (No Optional Call)	4.572%	1/01/54	A	166,933
100	Commonwealth Financing Authority (No Optional Call)	3.864%	6/01/38	A1	105,933
200	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group, Taxable Series 2018B (Optional Call: 8/28 at 100.00)	4.946%	8/01/48	AA	217,158
60	Health & Educational Facilities Authority of the State of Missouri (No Optional Call)	3.086%	9/15/51	AA+	56,973
260	Illinois State, General Obligation Bonds, Pension Funding Series 2003 (No Optional Call)	5.100%	6/01/33	BBB	268,702
100	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Build America Taxable Bonds, Series 2009KRY (No Optional Call)	5.750%	7/01/34	Aa3	128,139
670	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Build America Taxable Bonds, Series 2009A-1 (No Optional Call)	5.871%	11/15/39	AA-	871,295
30	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Build America Bonds Issuer Subsidy Program, Series 2009B (Optional Call: 10/19 at 100.00)	6.875%	12/15/39	A-	30,297
100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Federally Taxable Issuer Subsidy Build America Bonds, Series 2010B (No Optional Call)	6.561%	12/15/40	A-	136,370
105	Ohio State University, General Receipts Bonds, Multiyear Debt Issuance Program, Taxable Series 2016B (No Optional Call)	3.798%	12/01/46	Aa1	113,529
60	Phoenix, Arizona, Various Purpose General Obligation Bonds, Build America Taxable Bonds, Series 2009A (No Optional Call)	5.269%	7/01/34	AA+	72,405
125	Sales Tax Securitization Corp (No Optional Call)	3.820%	1/01/48	AAA	126,490
86	Texas State, General Obligation Bonds, Transportation Commission, Build America Taxable Bonds, Series 2010A (No Optional Call)	4.631%	4/01/33	AAA	101,302
300	University of California (No Optional Call)	3.349%	7/01/29	AA	322,173
10	University of Texas System/The (No Optional Call)	3.852%	8/15/46	AAA	11,144
2,759	Total Municipal Bonds				3,323,580
	Sovereign Debt – 3.0%
224	Chile Government International Bond	3.500%	1/25/50	A	227,698
309	Colombia Government International Bond	6.125%	1/18/41	Baa2	385,094
497	Mexico Government International Bond	4.350%	1/15/47	A3	483,338
60	Panama Government International Bond	4.300%	4/29/53	BBB+	66,150
12	Peruvian Government International Bond	4.125%	8/25/27	A3	13,350
600	Philippine Government International Bond	3.750%	1/14/29	BBB+	656,957
66	Republic of Italy Government International Bond	5.375%	6/15/33	BBB	73,507

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Sovereign Debt (continued)
$ 210	Uruguay Government International Bond	5.100%	6/18/50	BBB	$ 240,975
1,978	Total Sovereign Debt				2,147,069
$ 5,778	Total Government Related (cost $6,398,125)				6,724,844
	Total Long-Term Investments (cost $67,968,147)				70,080,141

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SHORT-TERM INVESTMENTS – 0.6%
	GOVERNMENT RELATED – 0.6%
$ 460	Federal Home Loan Banks, Discount Notes	0.000%	8/01/19	N/R	$ 460,000
	Total Short-Term Investments (cost $460,000)				460,000
	Total Investments (cost $68,428,147) – 99.3%				70,540,141
	Other Assets Less Liabilities – 0.7%				479,245
	Net Assets – 100%				$ 71,019,386
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	The Fund uses credit quality ratings for its portfolio securities provided by Moody's, S&P and Fitch. If all three of Moody's, S&P, and Fitch provide a rating for a security, an average of the ratings is used; if two of the three agencies rate a security, an average of the two is used; and if only one rating agency rates a security, that rating is used. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Credit ratings are subject to change. Holdings designated N/R are not rated by Moody's, S&P or Fitch. Ratings are not covered by the report of independent registered public accounting firm.
(3)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF (NUSA)
Portfolio of Investments    July 31, 2019
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 98.7%
	CORPORATE DEBT – 51.5%
	Financials – 29.3%
$ 200	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.875%	1/16/24	BBB-	$214,808
107	Aircastle Ltd	4.400%	9/25/23	BBB-	111,191
86	American Express Co	3.400%	2/22/24	A	89,143
154	American Express Credit Corp	2.250%	5/05/21	A2	153,946
221	American International Group Inc	3.375%	8/15/20	BBB+	223,017
121	Bank of America Corp	5.000%	5/13/21	A+	126,392
320	Bank of America Corp	3.458%	3/15/25	A+	330,722
86	Bank of Montreal	3.100%	4/13/21	Aa2	87,306
86	Bank of Montreal	3.300%	2/05/24	AA-	88,805
79	Bank of New York Mellon Corp/The	2.600%	2/07/22	AA-	79,665
212	Bank of New York Mellon Corp/The	3.450%	8/11/23	AA-	220,231
86	Bank of Nova Scotia/The	3.400%	2/11/24	AA-	89,126
200	Barclays PLC	3.932%	5/07/25	A	202,058
115	BB&T Corp	2.050%	5/10/21	A+	114,406
48	BlackRock Inc	4.250%	5/24/21	AA-	49,808
46	BNP Paribas SA	5.000%	1/15/21	Aa3	47,785
86	Canadian Imperial Bank of Commerce	3.100%	4/02/24	AA-	87,603
271	Capital One Financial Corp	4.750%	7/15/21	A-	282,583
131	Citigroup Inc	2.700%	3/30/21	A	131,646
204	Citigroup Inc	4.044%	6/01/24	A	214,354
204	Citizens Financial Group Inc	2.375%	7/28/21	BBB+	203,174
108	Cooperatieve Rabobank UA	4.500%	1/11/21	Aa3	111,255
100	Discover Bank	3.350%	2/06/23	BBB+	102,496
125	Fifth Third Bancorp	2.600%	6/15/22	A-	125,775
46	First Horizon National Corp	3.500%	12/15/20	BBB	46,448
275	Goldman Sachs Group Inc/The	3.625%	2/20/24	A	285,443
200	HSBC Holdings PLC	5.100%	4/05/21	AA-	208,727
96	Humana Inc	2.900%	12/15/22	BBB+	96,967
112	Huntington Bancshares Inc/OH	3.150%	3/14/21	A-	113,183
62	Intercontinental Exchange Inc	2.750%	12/01/20	A	62,284
314	JPMorgan Chase & Co	4.500%	1/24/22	AA-	329,562
86	JPMorgan Chase & Co	3.797%	7/23/24	AA-	90,026
80	Lloyds Bank PLC	6.375%	1/21/21	Aa3	84,469
128	Marsh & McLennan Cos Inc	3.875%	3/15/24	A-	135,549
212	Mitsubishi UFJ Financial Group Inc	3.761%	7/26/23	A1	221,591

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Financials (continued)
$ 300	Morgan Stanley	2.625%	11/17/21	A	$301,655
55	Northern Trust Corp	3.375%	8/23/21	AA-	56,187
196	PNC Financial Services Group Inc/The	3.300%	3/08/22	A+	200,806
75	Prudential Financial Inc	5.625%	6/15/43	BBB+	80,243
75	Prudential Financial Inc	5.200%	3/15/44	BBB+	78,267
122	Regions Financial Corp	3.200%	2/08/21	BBB+	123,234
200	Royal Bank of Scotland Group PLC	4.269%	3/22/25	A	204,821
86	Sabra Health Care LP / Sabra Capital Corp	4.800%	6/01/24	BBB-	88,657
100	Santander Holdings USA Inc	3.500%	6/07/24	BBB+	101,354
59	SL Green Realty Corp	4.500%	12/01/22	BBB	61,748
46	Stifel Financial Corp	3.500%	12/01/20	BBB	46,450
212	Sumitomo Mitsui Financial Group Inc	3.748%	7/19/23	A1	221,648
94	SunTrust Banks Inc	2.900%	3/03/21	A-	94,609
40	SVB Financial Group	5.375%	9/15/20	A3	41,202
100	Synchrony Financial	2.850%	7/25/22	BBB-	100,047
86	Synchrony Financial	4.375%	3/19/24	BBB-	90,559
100	Toronto-Dominion Bank/The	2.650%	6/12/24	Aa3	100,789
86	Trinity Acquisition PLC	4.625%	8/15/23	BBB	91,505
115	US Bancorp	2.625%	1/24/22	AA-	115,905
256	Wells Fargo & Co	3.500%	3/08/22	A+	262,952
86	Wells Fargo & Co	3.750%	1/24/24	A+	90,109
128	Welltower Inc	3.950%	9/01/23	BBB+	134,438
161	Westpac Banking Corp	2.000%	8/19/21	AA-	159,956
7,785	Total Financials				8,008,685
	Industrial – 10.6%
86	AbbVie Inc	3.750%	11/14/23	A-	89,585
41	Agilent Technologies Inc	5.000%	7/15/20	BBB+	41,949
211	AT&T Inc	3.800%	3/15/22	A-	218,249
126	Becton Dickinson and Co	3.125%	11/08/21	BBB	127,538
86	Broadcom Inc, 144A	3.625%	10/15/24	BBB-	86,206
59	Bunge Ltd Finance Corp	3.000%	9/25/22	BBB	59,145
110	CBS Corp	2.900%	6/01/23	BBB	110,668
128	Celgene Corp	2.750%	2/15/23	BBB+	129,082
86	Charter Communications Operating LLC / Charter Communications Operating Capital	4.500%	2/01/24	BBB-	91,255
110	Constellation Brands Inc	2.650%	11/07/22	BBB	110,410
46	CSX Corp	4.250%	6/01/21	BBB+	47,289
78	CVS Health Corp	4.125%	5/15/21	BBB	79,796
89	eBay Inc	2.875%	8/01/21	BBB+	89,606
100	Energy Transfer Operating LP	4.250%	3/15/23	BBB-	104,281
100	Ford Motor Credit Co LLC	5.584%	3/18/24	BBB	106,964

Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF (NUSA) (continued)
Portfolio of Investments    July 31, 2019
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Industrial (continued)
$ 126	Fortive Corp	2.350%	6/15/21	Baa1	$125,496
374	General Motors Financial Co Inc	4.375%	9/25/21	BBB	385,736
86	Hewlett Packard Enterprise Co	3.500%	10/05/21	BBB+	87,528
100	Keurig Dr Pepper Inc	4.057%	5/25/23	BBB	105,005
55	Laboratory Corp of America Holdings	4.625%	11/15/20	BBB	56,177
66	Magellan Midstream Partners LP	4.250%	2/01/21	BBB+	67,616
55	McDonald's Corp	2.625%	1/15/22	BBB+	55,477
110	Mosaic Co/The	3.250%	11/15/22	BBB-	111,783
55	Norfolk Southern Corp	3.250%	12/01/21	BBB+	55,944
46	Quest Diagnostics Inc	4.700%	4/01/21	BBB+	47,592
46	Roper Technologies Inc	2.800%	12/15/21	BBB+	46,255
36	Southern Natural Gas Co LLC / Southern Natural Issuing Corp	4.400%	6/15/21	BBB+	37,012
86	Total System Services Inc	4.000%	6/01/23	BBB-	89,794
86	Union Pacific Corp	3.150%	3/01/24	A-	88,539
46	Xylem Inc/NY	4.875%	10/01/21	BBB	48,279
2,829	Total Industrial				2,900,256
	Utility – 11.6%
62	Ameren Corp	2.700%	11/15/20	Baa1	62,087
85	Appalachian Power Co	4.600%	3/30/21	A-	87,589
62	CenterPoint Energy Resources Corp	4.500%	1/15/21	BBB+	63,419
99	CenterPoint Energy Resources Corp	3.550%	4/01/23	BBB+	102,107
69	Consolidated Edison Inc	2.000%	5/15/21	BBB+	68,607
59	Dominion Energy Inc	4.104%	4/01/21	BBB	60,304
200	DTE Energy Co	3.500%	6/01/24	Baa1	207,100
288	Duke Energy Carolinas LLC	3.050%	3/15/23	Aa2	296,179
115	Duke Energy Corp	3.550%	9/15/21	BBB+	117,575
78	Entergy Corp	5.125%	9/15/20	BBB	79,752
96	Eversource Energy	2.500%	3/15/21	BBB+	96,018
100	Eversource Energy	2.750%	3/15/22	BBB+	100,935
298	Exelon Corp	3.497%	6/01/22	BBB	305,097
110	ITC Holdings Corp	2.700%	11/15/22	A-	110,317
127	LG&E & KU Energy LLC	3.750%	11/15/20	BBB+	128,623
62	National Rural Utilities Cooperative Finance Corp	3.050%	2/15/22	A1	63,248
55	NextEra Energy Capital Holdings Inc	4.500%	6/01/21	A-	56,790
96	NextEra Energy Capital Holdings Inc	2.800%	1/15/23	A-	96,900
85	PacifiCorp	2.950%	2/01/22	A+	86,247
136	PSEG Power LLC	3.850%	6/01/23	BBB+	141,713
48	Sempra Energy	2.850%	11/15/20	BBB+	48,198
215	Sempra Energy	2.900%	2/01/23	BBB+	216,818
112	Southern California Edison Co	1.845%	2/01/22	A-	110,131

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Utility (continued)
$ 86	Southern California Edison Co	3.400%	6/01/23	A-	$88,018
161	Southern Co/The	2.350%	7/01/21	BBB+	160,528
111	Virginia Electric & Power Co	2.950%	1/15/22	A2	112,475
115	Xcel Energy Inc	2.400%	3/15/21	BBB+	114,789
3,130	Total Utility				3,181,564
$ 13,744	Total Corporate Debt (cost $13,858,556)				14,090,505

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. TREASURY – 24.9%
$ 117	United States Treasury Note/Bond	1.375%	2/15/20	Aaa	$116,484
1,016	United States Treasury Note/Bond	2.625%	7/15/21	Aaa	1,029,692
1,485	United States Treasury Note/Bond	1.875%	2/28/22	Aaa	1,485,116
400	United States Treasury Note/Bond	2.125%	5/15/22	Aaa	402,891
762	United States Treasury Note/Bond	1.750%	6/30/22	Aaa	759,946
316	United States Treasury Note/Bond	2.000%	10/31/22	Aaa	317,395
191	United States Treasury Note/Bond	2.000%	11/30/22	Aaa	191,873
508	United States Treasury Note/Bond	2.375%	1/31/23	Aaa	516,870
340	United States Treasury Note/Bond	2.500%	3/31/23	Aaa	347,756
762	United States Treasury Note/Bond	2.750%	4/30/23	Aaa	786,557
170	United States Treasury Note/Bond	2.875%	11/30/23	Aaa	177,185
170	United States Treasury Note/Bond	2.500%	1/31/24	Aaa	174,708
500	United States Treasury Note/Bond	1.750%	6/30/24	Aaa	497,715
$ 6,737	Total U.S. Treasury (cost $6,714,034)				6,804,188

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SECURITIZED – 22.3%
$ 500	American Express Credit Account Master Trust	2.990%	12/15/23	AAA	$507,244
100	BENCHMARK 2018-B1 Mortgage Trust	3.571%	1/15/51	AAA	103,639
500	CarMax Auto Owner Trust	3.130%	6/15/23	AAA	507,011
250	Citibank Credit Card Issuance Trust	2.680%	6/07/23	AAA	252,357
250	Discover Card Execution Note Trust	3.110%	1/16/24	AAA	254,687
581	Fannie Mae Pool BM3087	4.000%	12/01/32	N/R	606,052
274	Fannie Mae Pool MA3392	3.500%	6/01/33	N/R	283,152
215	Fannie Mae Pool MA3490	4.000%	10/01/33	N/R	224,646
550	Fannie Mae Pool MA3738, (WI/DD)	3.000%	8/01/34	N/R	561,154
500	Ford Credit Auto Owner Trust 2016-REV1, 144A	2.310%	8/15/27	AAA	499,278
335	Freddie Mac Gold Pool G18642	3.500%	4/01/32	N/R	347,128
100	GM Financial Automobile Leasing Trust 2018-3	3.300%	7/20/22	AAA	101,281

Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF (NUSA) (continued)
Portfolio of Investments    July 31, 2019
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
$ 300	GS Mortgage Securities Trust 2019-GC38	3.872%	2/10/52	AAA	$317,313
563	JPMBB Commercial Mortgage Securities Trust 2015-C28	2.773%	10/15/48	Aaa	562,336
250	Synchrony Credit Card Master Note Trust	2.210%	5/15/24	AAA	249,619
150	Verizon Owner Trust 2019-A	2.930%	9/20/23	AAA	152,362
550	Wells Fargo Commercial Mortgage Trust 2016-C32	3.324%	1/15/59	Aaa	568,901
$ 5,968	Total Securitized (cost $6,029,639)				6,098,160
	Total Long-Term Investments (cost $26,602,229)				26,992,853

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SHORT-TERM INVESTMENTS – 0.7%
	GOVERNMENT RELATED – 0.7%
$ 180	Federal Home Loan Banks, Discount Notes	0.000%	8/01/19	N/R	$ 180,000
	Total Short-Term Investments (cost $180,000)				180,000
	Total Investments (cost $26,782,229) – 99.4%				27,172,853
	Other Assets Less Liabilities – 0.6%				176,375
	Net Assets – 100%				$ 27,349,228
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	The Fund uses credit quality ratings for its portfolio securities provided by Moody's, S&P and Fitch. If all three of Moody's, S&P, and Fitch provide a rating for a security, an average of the ratings is used; if two of the three agencies rate a security, an average of the two is used; and if only one rating agency rates a security, that rating is used. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Credit ratings are subject to change. Holdings designated N/R are not rated by Moody's, S&P or Fitch. Ratings are not covered by the report of independent registered public accounting firm.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen ESG U.S. Aggregate Bond ETF (NUBD)
Portfolio of Investments    July 31, 2019
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 98.4%
	U.S. TREASURY – 39.3%
$ 2,323	United States Treasury Note/Bond	1.375%	9/15/20	Aaa	$2,306,213
1,930	United States Treasury Note/Bond	1.875%	9/30/22	Aaa	1,931,809
1,370	United States Treasury Note/Bond	2.750%	7/31/23	Aaa	1,417,147
1,386	United States Treasury Note/Bond	2.875%	11/30/23	Aaa	1,444,580
1,935	United States Treasury Note/Bond	2.500%	1/31/24	Aaa	1,988,590
300	United States Treasury Note/Bond	2.250%	4/30/24	Aaa	305,402
2,950	United States Treasury Note/Bond	2.000%	5/31/24	Aaa	2,971,779
1,204	United States Treasury Note/Bond	2.125%	9/30/24	Aaa	1,219,144
676	United States Treasury Note/Bond	2.125%	11/30/24	Aaa	684,582
1,130	United States Treasury Note/Bond	2.250%	8/15/27	Aaa	1,153,439
866	United States Treasury Note/Bond	2.250%	11/15/27	Aaa	883,591
2,454	United States Treasury Note/Bond	2.750%	2/15/28	Aaa	2,600,857
900	United States Treasury Note/Bond	2.375%	5/15/29	Aaa	928,125
1,992	United States Treasury Note/Bond	2.750%	8/15/47	Aaa	2,077,516
$ 21,416	Total U.S. Treasury (cost $21,418,429)				21,912,774

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SECURITIZED – 29.1%
$ 250	American Express Credit Account Master Trust	1.930%	9/15/22	Aaa	$249,431
500	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	Aaa	518,899
975	Fannie Mae Pool MA2941	3.500%	3/01/32	N/R	1,007,428
2,908	Fannie Mae Pool MA3120	3.500%	9/01/47	Aaa	2,998,633
3,161	Fannie Mae Pool MA3143	3.000%	9/01/47	N/R	3,205,694
408	Fannie Mae Pool MA3392	3.500%	6/01/33	N/R	422,550
86	Fannie Mae Pool MA3490	4.000%	10/01/33	N/R	89,858
907	Fannie Mae Pool MA3536	4.000%	12/01/48	Aaa	938,538
1,172	Fannie Mae Pool MA3574	3.500%	1/01/49	N/R	1,201,506
500	Fannie Mae Pool MA3774, (WI/DD)	3.000%	8/01/49	N/R	504,431
2,679	Ginnie Mae II Pool MA3663	3.500%	5/20/46	Aaa	2,781,884
432	Ginnie Mae II Pool MA5264	4.000%	6/20/48	Aaa	448,689
481	Ginnie Mae II Pool MA5398	4.000%	8/20/48	Aaa	500,133
500	Ginnie Mae II Pool MA6038, (WI/DD)	3.000%	7/20/49	N/R	511,427
200	GS Mortgage Securities Trust 2019-GC38	3.968%	2/10/52	AAA	219,888
300	Wells Fargo Commercial Mortgage Trust 2016-C32	3.324%	1/15/59	Aaa	310,310

Nuveen ESG U.S. Aggregate Bond ETF (NUBD) (continued)
Portfolio of Investments    July 31, 2019
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
$ 300	Wells Fargo Commercial Mortgage Trust 2019-C49	3.760%	3/15/52	Aaa	$ 324,562
$ 15,759	Total Securitized (cost $15,975,619)				16,233,861

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE DEBT – 24.0%
	Financials – 7.7%
$ 46	Alexandria Real Estate Equities Inc	3.900%	6/15/23	BBB+	$48,294
117	Allstate Corp/The	4.500%	6/15/43	A-	136,863
146	American Express Co	3.400%	2/27/23	A	150,758
42	Ameriprise Financial Inc	4.000%	10/15/23	A	44,587
74	Bank of Montreal	3.803%	12/15/32	A+	75,365
72	Bank of New York Mellon Corp/The	3.450%	8/11/23	AA-	74,795
63	Bank of New York Mellon Corp/The	3.300%	8/23/29	A+	65,248
80	Bank of Nova Scotia/The	2.450%	9/19/22	Aa2	80,422
172	BB&T Corp	3.750%	12/06/23	A+	181,884
42	BlackRock Inc	3.500%	3/18/24	AA-	44,533
45	Boston Properties LP	3.850%	2/01/23	A-	46,918
46	Brixmor Operating Partnership LP	3.875%	8/15/22	BBB-	47,230
46	Brookfield Finance Inc	4.000%	4/01/24	A-	48,444
72	Canadian Imperial Bank of Commerce	3.500%	9/13/23	Aa2	75,093
48	Chubb Corp/The	6.000%	5/11/37	A	65,044
316	Cooperatieve Rabobank UA	3.875%	2/08/22	Aa3	327,293
112	Deutsche Bank AG/New York NY	4.250%	10/14/21	BBB	113,200
42	Franklin Resources Inc	2.800%	9/15/22	A+	42,441
55	HCP Inc	3.150%	8/01/22	BBB+	55,801
52	Host Hotels & Resorts LP	4.750%	3/01/23	Baa2	55,004
152	KeyCorp	5.100%	3/24/21	A-	158,518
36	Liberty Property LP	3.375%	6/15/23	Baa1	36,897
70	Marsh & McLennan Cos Inc	4.800%	7/15/21	A-	72,619
72	Mitsubishi UFJ Financial Group Inc	3.961%	3/02/28	A1	77,712
468	Morgan Stanley	3.772%	1/24/29	A	490,590
42	Northern Trust Corp	3.950%	10/30/25	A+	45,202
48	ORIX Corp	2.900%	7/18/22	A-	48,778
165	PNC Financial Services Group Inc/The	3.900%	4/29/24	A	174,174
100	Principal Financial Group Inc	3.700%	5/15/29	A-	105,504
80	Prologis LP	3.875%	9/15/28	A-	87,032
103	Prudential Financial Inc	3.905%	12/07/47	A	108,826
69	RBC USA Holdco Corp	5.250%	9/15/20	AA-	71,228
42	Regency Centers Corp	3.750%	11/15/22	BBB+	43,404
72	Regions Financial Corp	3.800%	8/14/23	BBB+	75,416
38	Santander Holdings USA Inc	4.500%	7/17/25	BBB+	40,306

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Financials (continued)
$ 164	Santander UK PLC	4.000%	3/13/24	Aa3	$172,043
42	Sompo International Holdings Ltd	4.700%	10/15/22	A-	43,709
149	State Street Corp	3.100%	5/15/23	A+	152,550
80	Sumitomo Mitsui Financial Group Inc	3.936%	10/16/23	A1	84,402
90	Sumitomo Mitsui Financial Group Inc	3.364%	7/12/27	A1	93,519
159	Toronto-Dominion Bank/The	2.125%	4/07/21	Aa1	158,802
80	Welltower Inc	4.125%	3/15/29	BBB+	85,534
100	Westpac Banking Corp	4.322%	11/23/31	A+	103,721
4,109	Total Financials				4,309,703
	Industrial – 14.3%
80	AbbVie Inc	3.750%	11/14/23	A-	83,335
138	AbbVie Inc	4.500%	5/14/35	A-	143,968
50	American Honda Finance Corp	1.650%	7/12/21	A	49,348
142	American Tower Corp	5.000%	2/15/24	BBB	155,798
158	Amgen Inc	4.400%	5/01/45	A	168,845
63	Analog Devices Inc	2.500%	12/05/21	Baa1	63,089
212	Apple Inc	4.500%	2/23/36	AA+	251,079
130	Apple Inc	3.850%	5/04/43	AA+	138,893
42	Applied Materials Inc	5.100%	10/01/35	A-	51,412
9	Archer-Daniels-Midland Co	5.765%	3/01/41	A	11,859
84	AstraZeneca PLC	6.450%	9/15/37	A	114,856
87	Biogen Inc	3.625%	9/15/22	A-	89,790
76	Booking Holdings Inc	2.750%	3/15/23	A-	76,902
42	Bristol-Myers Squibb Co	2.000%	8/01/22	A+	41,603
46	Broadridge Financial Solutions Inc	3.950%	9/01/20	BBB+	46,685
28	Bunge Ltd Finance Corp	3.000%	9/25/22	BBB	28,069
91	Cardinal Health Inc	2.616%	6/15/22	BBB+	90,597
42	Cardinal Health Inc	3.200%	3/15/23	BBB+	42,575
64	Caterpillar Financial Services Corp	2.550%	11/29/22	A	64,524
142	Caterpillar Inc	3.803%	8/15/42	A	152,350
133	Celgene Corp	5.000%	8/15/45	BBB+	158,495
28	Clorox Co/The	3.050%	9/15/22	A-	28,466
73	Coca-Cola Co/The	2.500%	4/01/23	A+	73,958
72	CSX Corp	4.250%	3/15/29	BBB+	80,171
42	CSX Corp	4.250%	11/01/66	BBB+	42,630
146	Deere & Co	3.900%	6/09/42	A	162,002
71	Dell International LLC / EMC Corp, 144A	8.100%	7/15/36	BBB-	89,301
82	Discovery Communications LLC	3.500%	6/15/22	BBB-	83,672
42	Discovery Communications LLC	5.000%	9/20/37	BBB-	44,511
42	Eaton Corp	4.000%	11/02/32	A-	46,508

Nuveen ESG U.S. Aggregate Bond ETF (NUBD) (continued)
Portfolio of Investments    July 31, 2019
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Industrial (continued)
$ 62	Ecolab Inc	3.250%	12/01/27	A-	$64,592
42	Enbridge Inc	6.000%	1/15/77	BBB-	43,470
148	Fortive Corp	2.350%	6/15/21	Baa1	147,407
132	Gilead Sciences Inc	4.000%	9/01/36	A	141,412
100	HCA Inc	4.125%	6/15/29	BBB-	102,437
80	Hewlett Packard Enterprise Co	3.500%	10/05/21	BBB+	81,422
147	Home Depot Inc/The	5.400%	9/15/40	A	188,516
82	Ingersoll-Rand Global Holding Co Ltd	4.250%	6/15/23	BBB	87,065
64	International Business Machines Corp	5.600%	11/30/39	A	81,699
66	International Flavors & Fragrances Inc	3.200%	5/01/23	BBB	66,691
121	Kellogg Co	2.650%	12/01/23	BBB	122,509
181	Keurig Dr Pepper Inc	3.130%	12/15/23	BBB	183,758
31	Kimberly-Clark Corp	6.625%	8/01/37	A	44,485
86	Kraft Heinz Foods Co	5.000%	7/15/35	BBB-	91,321
55	Laboratory Corp of America Holdings	3.200%	2/01/22	BBB	55,900
62	Lam Research Corp	2.800%	6/15/21	A3	62,450
76	Lowe's Cos Inc	4.650%	4/15/42	BBB+	82,799
28	Mastercard Inc	2.000%	11/21/21	A+	27,880
149	McCormick & Co Inc/MD	2.700%	8/15/22	BBB	150,106
100	Merck & Co Inc	3.400%	3/07/29	AA	106,454
256	Microsoft Corp	3.450%	8/08/36	AAA	271,296
116	Microsoft Corp	3.700%	8/08/46	AAA	125,737
88	Moody's Corp	4.500%	9/01/22	BBB+	92,992
42	Moody's Corp	2.625%	1/15/23	BBB+	42,152
111	Motorola Solutions Inc	3.500%	3/01/23	BBB-	113,072
156	National Oilwell Varco Inc	2.600%	12/01/22	BBB+	155,329
28	Newell Brands Inc	5.375%	4/01/36	BBB-	27,985
42	Norfolk Southern Corp	4.837%	10/01/41	BBB+	48,749
100	Nutrien Ltd	4.200%	4/01/29	BBB	107,928
62	NVIDIA Corp	2.200%	9/16/21	A3	61,819
121	ONEOK Inc	4.550%	7/15/28	BBB	130,455
130	Oracle Corp	3.250%	11/15/27	A+	136,004
110	Oracle Corp	3.850%	7/15/36	A+	117,670
95	Orange SA	4.125%	9/14/21	BBB+	98,380
104	PACCAR Financial Corp	2.300%	8/10/22	A+	104,034
71	Praxair Inc	2.700%	2/21/23	A	71,843
28	Quest Diagnostics Inc	4.250%	4/01/24	BBB+	29,718
55	Rockwell Collins Inc	3.700%	12/15/23	BBB+	57,503
36	Roper Technologies Inc	3.125%	11/15/22	BBB+	36,498
49	Seagate HDD Cayman	4.750%	6/01/23	Baa3	50,726
100	Starbucks Corp	3.550%	8/15/29	BBB+	105,171

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Industrial (continued)
$ 65	Target Corp	4.000%	7/01/42	A	$71,064
47	Telefonica Emisiones SA	5.462%	2/16/21	BBB	49,045
100	Toyota Motor Corp	2.760%	7/02/29	AA-	101,010
197	TWDC Enterprises 18 Corp	2.350%	12/01/22	A	197,903
42	Tyco Electronics Group SA	3.500%	2/03/22	A-	42,963
115	Union Pacific Corp	3.600%	9/15/37	A-	117,349
28	United Parcel Service Inc	6.200%	1/15/38	A+	38,797
64	United Parcel Service Inc	3.750%	11/15/47	A+	66,870
99	Visa Inc	4.150%	12/14/35	AA-	115,193
147	VMware Inc	2.950%	8/21/22	Baa2	148,102
76	Vodafone Group PLC	6.150%	2/27/37	BBB+	93,178
30	Weyerhaeuser Co	4.625%	9/15/23	BBB	32,099
132	WPP Finance 2010	3.625%	9/07/22	BBB+	135,416
78	Xylem Inc/NY	4.875%	10/01/21	BBB	81,864
82	Zoetis Inc	3.900%	8/20/28	Baa1	87,926
7,471	Total Industrial				7,971,504
	Utility – 2.0%
85	Alabama Power Co	6.000%	3/01/39	A1	113,811
23	Commonwealth Edison Co	6.450%	1/15/38	A1	32,481
62	Consolidated Edison Co of New York Inc	5.500%	12/01/39	A-	79,083
72	Entergy Louisiana LLC	4.000%	3/15/33	A	79,946
39	Florida Power & Light Co	5.950%	2/01/38	Aa2	53,039
47	Northern States Power Co/MN	6.200%	7/01/37	Aa3	64,723
38	Potomac Electric Power Co	6.500%	11/15/37	A	52,924
137	San Diego Gas & Electric Co	4.150%	5/15/48	A	146,767
77	Southern California Edison Co	4.500%	9/01/40	A-	83,385
101	Virginia Electric & Power Co	6.000%	5/15/37	A2	131,987
263	WEC Energy Group Inc	2.450%	6/15/20	BBB+	262,735
944	Total Utility				1,100,881
$ 12,524	Total Corporate Debt (cost $12,911,044)				13,382,088

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	GOVERNMENT RELATED – 6.0%
	Government Agency – 4.2%
$ 255	Asian Development Bank	1.625%	5/05/20	AAA	$253,877
167	European Investment Bank	2.000%	3/15/21	Aaa	167,017
310	Federal Home Loan Banks	1.875%	12/11/20	Aaa	309,440
45	Federal National Mortgage Association	5.625%	7/15/37	Aaa	63,399
122	Inter-American Development Bank	3.875%	10/28/41	Aaa	146,658

Nuveen ESG U.S. Aggregate Bond ETF (NUBD) (continued)
Portfolio of Investments    July 31, 2019
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Government Agency (continued)
$ 316	Kreditanstalt fuer Wiederaufbau	1.500%	6/15/21	AAA	$313,370
436	Kreditanstalt fuer Wiederaufbau	2.375%	12/29/22	AAA	442,995
636	Kreditanstalt fuer Wiederaufbau	2.500%	11/20/24	AAA	654,376
16	Tennessee Valley Authority	5.250%	9/15/39	Aaa	21,328
2,303	Total Government Agency				2,372,460
	Municipal Bonds – 0.8% (3)
20	Illinois State, General Obligation Bonds, Taxable Build America Bonds, Series 2010-3 (No Optional Call)	6.725%	4/01/35	BBB	23,485
151	Province of Quebec Canada (No Optional Call)	2.500%	4/20/26	Aa2	153,879
85	Sales Tax Securitization Corp (No Optional Call)	3.820%	1/01/48	AAA	86,013
120	Texas State, General Obligation Bonds, Transportation Commission, Build America Taxable Bonds, Series 2009A (No Optional Call)	5.517%	4/01/39	AAA	159,696
376	Total Municipal Bonds				423,073
	Sovereign Debt – 1.0%
416	Colombia Government International Bond	2.625%	3/15/23	Baa2	414,964
14	Hungary Government International Bond	7.625%	3/29/41	BBB	22,175
72	Peruvian Government International Bond	5.625%	11/18/50	A3	99,721
502	Total Sovereign Debt				536,860
$ 3,181	Total Government Related (cost $3,237,193)				3,332,393
	Total Long-Term Investments (cost $53,542,285)				54,861,116

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SHORT-TERM INVESTMENTS – 4.7%
	GOVERNMENT RELATED – 4.7%
$ 2,630	Federal Home Loan Banks, Discount Notes	0.000%	8/01/19	N/R	$ 2,630,000
	Total Short-Term Investments (cost $2,630,000)				2,630,000
	Total Investments (cost $56,172,285) – 103.1%				57,491,116
	Other Assets Less Liabilities – (3.1)%				(1,704,623)
	Net Assets – 100%				$ 55,786,493
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	The Fund uses credit quality ratings for its portfolio securities provided by Moody's, S&P and Fitch. If all three of Moody's, S&P, and Fitch provide a rating for a security, the middle is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Credit ratings are subject to change. Holdings designated N/R are not rated by Moody's, S&P or Fitch. Ratings are not covered by the report of independent registered public accounting firm.
(3)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
July 31, 2019
	NUAG	NUSA	NUBD
Assets
Long-term investments, at value (cost $67,968,147, $26,602,229 and $53,542,285, respectively)	$70,080,141	$26,992,853	$54,861,116
Short-term investments, at value (cost approximates value)	460,000	180,000	2,630,000
Cash	6,343	2,446	1,695
Receivable for:
Interest	387,613	167,538	328,969
Investments sold	4,647,178	1,635,864	994,255
Total assets	75,581,275	28,978,701	58,816,035
Liabilities
Payable for:
Investments purchased	4,548,094	1,624,473	1,017,193
Shares redeemed	—	—	2,001,839
Accrued expenses:
Management fees	12,013	4,645	9,935
Professional fees	335	125	125
Trustees Fees	1,447	230	450
Total liabilities	4,561,889	1,629,473	3,029,542
Net assets	$71,019,386	$27,349,228	$55,786,493
Shares outstanding	2,900,000	1,100,000	2,200,000
Net asset value ("NAV") per share	$ 24.49	$ 24.86	$ 25.36
Net assets consist of:
Capital paid-in	$70,047,063	$27,256,235	$54,627,648
Total distributable earnings	972,323	92,993	1,158,845
Net assets	$71,019,386	$27,349,228	$55,786,493
Authorized shares	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.

Statement of Operations
Year Ended July 31, 2019
	NUAG	NUSA	NUBD
Investment Income	$3,595,413	$ 802,534	$1,427,127
Expenses
Management fees	213,050	58,512	101,982
Professional fees	1,768	637	990
Trustees fees	3,418	818	1,470
Total expenses	218,236	59,967	104,442
Net investment income (loss)	3,377,177	742,567	1,322,685
Realized and Unrealized Gain (Loss)
Investments	1,816,047	(12,392)	16,430
In-kind redemptions	(604,601)	56,816	323,021
Change in net unrealized appreciation (depreciation) of investments	3,499,814	767,226	2,432,028
Net realized and unrealized gain (loss)	4,711,260	811,650	2,771,479
Net increase (decrease) in net assets from operations	$8,088,437	$1,554,217	$4,094,164
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	NUAG		NUSA		NUBD
	Year Ended 7/31/19	Year Ended(1) 7/31/18	Year Ended 7/31/19	Year Ended(1) 7/31/18	Year Ended 7/31/19	For the Period 9/29/17 (commencement of operations) through(1) 7/31/18
Operations
Net investment income (loss)	$ 3,377,177	$ 2,293,622	$ 742,567	$ 538,406	$ 1,322,685	$ 773,408
Net realized gain (loss) from:
Investments	1,816,047	(2,059,937)	(12,392)	(48,359)	16,430	(90,419)
In-kind redemptions	(604,601)	(104,709)	56,816	19,956	323,021	(135,983)
Change in net unrealized appreciation (depreciation) of investments	3,499,814	(923,388)	767,226	(503,418)	2,432,028	(1,113,197)
Net increase (decrease) in net assets from operations	8,088,437	(794,412)	1,554,217	6,585	4,094,164	(566,191)
Distributions to Shareholders(2)
Dividends (3)	(3,510,400)	(2,853,740)	(855,950)	(724,520)	(1,392,050)	(796,530)
Decrease in net assets from distributions to shareholders	(3,510,400)	(2,853,740)	(855,950)	(724,520)	(1,392,050)	(796,530)
Fund Share Transactions
Proceeds from shares sold	119,215,650	175,104,578	4,875,760	9,782,222	29,521,639	49,734,711
Cost of shares redeemed	(200,733,010)	(77,632,430)	(4,951,480)	(12,470,050)	(17,525,220)	(7,284,030)
Net increase (decrease) in net assets from Fund share transactions	(81,517,360)	97,472,148	(75,720)	(2,687,828)	11,996,419	42,450,681
Net increase (decrease) in net assets	(76,939,323)	93,823,996	622,547	(3,405,763)	14,698,533	41,087,960
Net assets at the beginning of period	147,958,709	54,134,713	26,726,681	30,132,444	41,087,960	—
Net assets at the end of period	$ 71,019,386	$147,958,709	$27,349,228	$ 26,726,681	$ 55,786,493	$41,087,960

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 8 - New Accounting Pronouncements for further details.
(2)	The composition and per share amounts of the Fund's distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 - Income Tax Information.
(3)	For the fiscal year ended July 31, 2018, the Fund's distributions to shareholders were paid from net investment income.
See accompanying notes to financial statements.

Financial Highlights
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Ending Market Price
NUAG
2019	$23.49	$0.75	$ 1.09	$ 1.84	$(0.84)	$ —	$(0.84)	$24.49	$24.44
2018	24.61	0.67	(0.91)	(0.24)	(0.88)	—	(0.88)	23.49	23.50
2017(d)	25.00	0.57	(0.40)	0.17	(0.56)	—**	(0.56)	24.61	24.67
NUSA
2019	24.30	0.62	0.65	1.27	(0.71)	—	(0.71)	24.86	24.89
2018	25.11	0.55	(0.64)	(0.09)	(0.72)	—	(0.72)	24.30	24.33
2017(e)	25.00	0.23	0.04	0.27	(0.16)	—	(0.16)	25.11	25.15
NUBD
2019	24.17	0.63	1.24	1.87	(0.68)	—	(0.68)	25.36	25.38
2018(f)	25.00	0.48	(0.82)	(0.34)	(0.49)	—	(0.49)	24.17	24.20

		Ratios/Supplemental Data
Total Return			Ratios to Average Net Assets
Based on NAV(b)	Based on Market Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

8.03%	7.77%	$ 71,019	0.20%	3.17%	167%
(1.00)	(1.21)	147,959	0.20	2.79	123
0.74	1.00	54,135	0.20*	2.67*	84

5.37	5.31	27,349	0.20	2.54	36
(0.37)	(0.39)	26,727	0.20	2.22	37
1.10	1.26	30,132	0.20*	2.74*	4

7.89	7.84	55,786	0.20	2.59	27
(1.37)	(1.25)	41,088	0.20*	2.31*	17
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV reflects the change in NAV over the period, including the assumed reinvestment of distributions, if any, at NAV on each ex-dividend payment date during the period. Total Return Based on Market Price reflects the change in the market price per share over the period, including the assumed reinvestment of distributions, if any, at the ending market price per share on each ex-dividend payment date during the period. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 - Investment Transactions) divided by the average long-term market value during the period. Portfolio Turnover Rate excludes securities received or delivered as a result of processing in-kind creations or redemptions of Fund shares (as disclosed in Note 4 - Fund Shares).
(d)	For the period September 14, 2016 (commencement of operations) through July 31, 2017.
(e)	For the period March 31, 2017 (commencement of operations) through July 31, 2017.
(f)	For the period September 29, 2017 (commencement of operations) through July 31, 2018.
*	Annualized.
**	Rounds to less than $.01 per share.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
Nushares ETF Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is comprised of Nuveen Enhanced Yield U.S. Aggregate Bond ETF (NUAG), Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF (NUSA) and Nuveen ESG U.S. Aggregate Bond ETF (NUBD) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on February 20, 2015. Shares of the Funds are listed and traded on the NYSE Arca (the “Exchange”).
The end of the reporting period for the Funds is July 31, 2019, and the period covered by these Notes to Financial Statements for the Funds is the fiscal year ended July 31, 2019.
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC. (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America ("TIAA"). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services. The Adviser has entered into sub-advisory agreements with Teachers Advisors, LLC (the “Sub-Adviser”), an affiliate of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives
NUAG seeks to track the investment results, before fees and expenses, of the ICE BofAML Enhanced Yield US Broad Bond Index. NUSA seeks to track the investment results before fees and expenses, of the ICE BofAML Enhanced Yield 1-5 year U.S. Broad Bond Index. NUBD seeks to track the investment results, before fees and expenses, of the Bloomberg Barclays MSCI U.S. Aggregate ESG Select Index.
The Funds’ most recent prospectus provides further description of the Funds' investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASC) Topic 946 "Financial Services - Investment Companies." The following is a summary of significant accounting policies followed by each Fund in the preparation of their financial statements in accordance with U.S generally accepted accounting principles (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the following Funds' outstanding when-issued/delayed delivery purchase commitments were as follows:
	NUAG	NUSA	NUBD
Outstanding when-issued/delayed delivery purchase commitments	$4,548,094	$561,997	$1,017,193
Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes and, is recorded on an accrual basis. Investment income also reflects payment-in-kind ("PIK") interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Professional Fees
Professional fees presented on the Statement of Operations consist of fees and expenses of legal counsel to the Funds' Board of Trustees (the “Board”).

Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders monthly.
Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value ("NAV") (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining

Notes to Financial Statements (continued)
the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
NUAG	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Securitized	$ —	$23,990,388	$ —	$23,990,388
Corporate Debt	—	23,104,432	—	23,104,432
U.S. Treasury	—	16,260,477	—	16,260,477
Government Related	—	6,724,844	—	6,724,844
Short-Term Investments:
Government Related	—	460,000	—	460,000
Total	$ —	$70,540,141	$ —	$70,540,141

NUSA	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Corporate Debt	$ —	$14,090,505	$ —	$14,090,505
U.S. Treasury	—	6,804,188	—	6,804,188
Securitized	—	6,098,160	—	6,098,160
Short-Term Investments:
Government Related	—	180,000	—	180,000
Total	$ —	$27,172,853	$ —	$27,172,853

NUBD	Level 1	Level 2	Level 3	Total
Long-Term Investments:
U.S. Treasury	$ —	$21,912,774	$ —	$21,912,774
Securitized	—	16,233,861	—	16,233,861
Corporate Debt	—	13,382,088	—	13,382,088
Government Related	—	3,332,393	—	3,332,393
Short-Term Investments:
Government Related	—	2,630,000	—	2,630,000
Total	$ —	$57,491,116	$ —	$57,491,116
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although each Fund is authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
Each Fund issues and redeems its shares on a continuous basis at NAV only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Only certain institutional investors (referred to as “Authorized Participants”) who have entered into agreements with Nuveen Securities, LLC, the Funds' distributor, may purchase and redeem Creation Units. Once created, shares of the Funds trade on the Exchange at market prices and are only available to individual investors through their brokers.
Creation Units are purchased and redeemed in-kind for a designated portfolio of securities included in each Fund’s respective Index and/or a specified amount of cash. Authorized Participants are charged fixed transaction fees in connection with purchasing and redeeming Creation Units. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., taxes on currency or other financial transactions, and brokerage costs) and market impact expenses it incurs in purchasing or selling portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” on the Statements of Changes in Net Assets.
Transactions in Fund shares during the current fiscal period were as follows:
	NUAG				NUSA				NUBD
	Year Ended 7/31/19		Year Ended 7/31/18		Year Ended 7/31/19		Year Ended 7/31/18		Year Ended 7/31/19		For the Period 9/29/17 (commencement of operations) through 7/31/18
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	5,000,000	$ 119,215,650	7,400,000	$175,104,578	200,000	$ 4,875,760	400,000	$ 9,782,222	1,200,000	$ 29,521,639	2,000,000	$49,734,711
Shares redeemed	(8,400,000)	(200,733,010)	(3,300,000)	(77,632,430)	(200,000)	(4,951,480)	(500,000)	(12,470,050)	(700,000)	(17,525,220)	(300,000)	(7,284,030)
Net increase (decrease)	(3,400,000)	$ (81,517,360)	4,100,000	$ 97,472,148	—	$ (75,720)	(100,000)	$ (2,687,828)	500,000	$ 11,996,419	1,700,000	$42,450,681
5.  Investment Transactions
Long-term purchases and sales (including maturities, but excluding in-kind transactions) during the current fiscal period were as follows:
	NUAG	NUSA	NUBD
Purchases:
Investment securities	$123,164,495	$9,535,968	$17,752,317
U.S. Government and agency obligations	48,967,148	4,379,859	18,235,681
Sales and maturities:
Investment securities	156,603,689	7,054,376	6,766,241
U.S. Government and agency obligations	58,372,101	3,443,400	6,978,089
In-kind transactions during the current fiscal period were as follows:
	NUAG	NUSA	NUBD
In-kind purchases	$ 5,915,968	$ —	$ —
In-kind sales	43,447,877	3,510,665	10,368,537

Notes to Financial Statements (continued)
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of July 31, 2019.
	NUAG	NUSA	NUBD
Tax cost of investments	$68,540,804	$26,892,709	$56,323,885
Gross unrealized:
Appreciation	$ 2,122,555	$ 365,452	$ 1,224,772
Depreciation	(123,218)	(85,308)	(57,541)
Net unrealized appreciation (depreciation) of investments	$ 1,999,337	$ 280,144	$ 1,167,231
Permanent differences, primarily due to redemption in-kind, bond premium amortization adjustments, taxes paid, and paydowns resulted in reclassifications among the Funds' components of net assets as of July 31, 2019, the Funds' tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2019, the Funds' tax year end, were as follows:
	NUAG	NUSA	NUBD
Undistributed net ordinary income[1]	$232,791	$87,713	$167,112
Undistributed net long-term capital gains	—	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' tax years ended July 31, 2019 and July 31, 2018 was designated for purposes of the dividends paid deduction as follows:
2019	NUAG	NUSA	NUBD
Distributions from net ordinary income[1]	$3,510,400	$855,950	$1,392,050
Distributions from net long-term capital gains	—	—	—

2018	NUAG	NUSA	NUBD [2]
Distributions from net ordinary income[1]	$2,853,740	$724,520	$796,530
Distributions from net long-term capital gains	—	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[2]	For the period September 29, 2017 (commencement of operations) through July 31, 2018.
As of July 31, 2019, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	NUAG	NUSA	NUBD
Not subject to expiration:
Short-term	$ —	$ 71,352	$ 88,928
Long-term	1,259,805	203,512	86,570
Total	$1,259,805	$274,864	$175,498
During the Funds' tax year ended July 31, 2019, NUAG utilized $1,391,402 of its capital loss carryforward.

7.  Management Fees and Other Transactions with Affiliates
Management Fees
The annual management fee for each Fund, payable monthly, is 0.20% of the average daily net assets of each Fund. Each Fund’s management fee compensates the Adviser for investment advisory services to the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser. The Adviser is responsible for substantially all other expenses of the Funds, except any future distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, fees and expenses of the independent trustees (including any trustees’ counsel fees), certain compensation expenses of the Funds’ chief compliance officer, litigation expenses and extraordinary expenses.
Other Transactions with Affiliates
As of the end of the reporting period, Nuveen owned shares of the following Fund as follows:
NUAG
Nuveen owned shares	3,983
As of the end of the reporting period, TIAA owned shares of the following Fund as follows:
Fund	NUBD
TIAA owned shares	250,000
8.  New Accounting Pronouncements
Disclosure Update and Simplification
During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.
The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.
The Funds' distributions from the prior fiscal period were paid from net investment income.
In addition, as of July 31, 2018, the Funds' Statement of Changes in Net Assets reflected the following UNII balances.
	NUAG	NUSA	NUBD
UNII at the end of period	$(124,097)	$(48,814)	$35,233
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.

Additional Fund Information
(Unaudited)
Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Teachers Advisors, LLC
730 Third Avenue
New York, NY 10017-3206
Independent Registered
Public Accounting Firm
KPMG LLP
200 East Randolph Street
Chicago, IL 60601
Adminstrator, Custodian
and Transfer Agent
Brown Brothers Harriman
50 Post Office Square
Boston, MA 0210
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Morgan, Lewis & Bockius LLP
111 Pennsylvania Avenue, NW
Washington, D.C. 20004

The tables below show the number and percentage of days during the current fiscal period that each Fund's market price was greater than its NAV per share (i.e., at premium) and less than its NAV per share (i.e., at a discount). The market price is determined using the midpoint between the highest bid and the lowest offer on the applicable Fund's listing exchange, as of the time that the Fund's NAV is calculated (normally 4:00 p.m. Eastern Time).
	NUAG
Year ended July 31, 2019	Number of Days	% of Total Days
Premium/Discount Range
0.26% to 0.50%	6	2.4%
0.00 to 0.25%	115	45.8%
(0.01)% to (0.25)%	121	48.2%
(0.26)% to (0.50)%	9	3.6%
	251	100%

	NUSA
Year ended July 31, 2019	Number of Days	% of Total Days
Premium/Discount Range
0.00 to 0.25%	250	99.6%
(0.01)% to (0.25)%	1	0.4%
	251	100%

	NUBD
Year ended July 31, 2019	Number of Days	% of Total Days
Premium/Discount Range
0.26% to 0.50%	31	12.3%
0.00 to 0.25%	203	80.9%
(0.01)% to (0.25)%	17	6.8%
	251	100%

Additional Fund Information (Unaudited) (continued)

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short-term capital gain dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended July 31, 2019:
	NUAG	NUSA	NUBD
% of Interest-Related Dividends	90.3%	89.5%	89.8%
Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Bloomberg Barclays MSCI U.S. Aggregate ESG Select Index: The Index is composed of U.S. investment grade fixed income securities that satisfy certain ESG and low-carbon criteria, including U.S. government securities, debt securities issued by U.S. corporations, residential and commercial mortgage-backed securities, asset-backed securities and U.S. dollar-denominated debt securities issued by non-U.S. governments and corporations that are publicly offered for sale in the U.S. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.
Bloomberg Barclays U.S. Aggregate Bond Index: The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Bloomberg Barclays U.S. Government/Credit 1-5 Year Bond Index: An index that measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government related bonds and investment grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
ICE BofAML Enhanced Yield U.S. Broad Bond Index: This index provides exposure to the broad U.S. investment grade bond market. This included U.S. government and Treasury debt as well corporate bonds. The index uses a fundamental weighting scheme to generate higher yield while maintaining comparable risk. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
ICE BofAML 1-5 Year U.S. Broad Market Index: This index consists of U.S. dollar-denominated, investment grade taxable debt securities with fixed rate coupons that have a remaining term to final maturity, or an average life, of less than five years. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

Annual Investment Management Agreement Approval Process
At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Nushares ETF Trust, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub- advisory agreement (each, a “Sub-Advisory Agreement”) with Teachers Advisors, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability of Nuveen; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market

Annual Investment Management Agreement Approval Process (continued)
and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); and legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures). In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;
•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;
•	Risk Management and Valuation Services – continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;
•	Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;
•	Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope.
In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter and one-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.
In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the funds compared to certain peer groups and/or benchmark(s) will necessarily contribute to differences in performance results and limit the value of the comparative information. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
With respect to Nuveen ETFs, the Board noted that the Nuveen ETFs, including the Funds, are designed to track the performance of a specified index (the “Underlying Index”). In its review, with respect to each Fund, the Board received and reviewed, among other things, the net asset value performance of the Fund, the performance of the Fund’s Underlying Index and parent index, its relative performance compared to the performance of peer funds (the “Performance Peer Group”) and the Fund’s tracking error and excess return compared to its Underlying Index. Given each Fund’s investment objective of seeking investment results that correspond generally to the performance of its Underlying Index, however, the Board recognized that the extent to which a Fund tracked its benchmark was of greater relevance in assessing the performance for such Fund and therefore placed more emphasis on the tracking error and correlation data provided.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Enhanced Yield U.S. Aggregate Bond ETF, the Board considered, among other things, the Fund’s performance for the one-year period ended December 31, 2018, the performance of its Underlying Index for such period, the correlation between the Fund’s performance and that of its Underlying Index, and the Fund’s tracking difference and excess return as compared to its Underlying Index. The Board further noted that the Fund ranked in the third quartile of its Performance Peer Group for the one-year period but given the Fund’s investment objective, the Board placed more emphasis on its review of the correlation and tracking difference data. The Board considered that the Fund was relatively new with a limited performance history available, limiting the ability to make a meaningful assessment of performance. Nevertheless, the Board was satisfied with the Fund’s performance.
For Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF, the Board considered, among other things, the Fund’s performance for the one-year period ended December 31, 2018, the performance of its Underlying Index for such period, the correlation between the Fund’s performance and that of its Underlying Index, and the Fund’s tracking difference and excess return as compared to its Underlying Index. The Board further noted that the Fund ranked in the second quartile of its Performance Peer Group for the one-year period but given the Fund’s investment objective, the Board placed more emphasis on its review of the correlation and tracking difference data. The Board considered that the Fund was relatively new with a limited performance history available, limiting the ability to make a meaningful assessment of performance. Nevertheless, the Board was satisfied with the Fund’s performance.

Annual Investment Management Agreement Approval Process (continued)
For Nuveen ESG U.S. Aggregate Bond ETF, the Board considered, among other things, the Fund’s performance for the one-year period ended December 31, 2018, the performance of its Underlying Index for such period, the correlation between the Fund’s performance and that of its Underlying Index, and the Fund’s tracking difference and excess return as compared to its Underlying Index. The Board further noted that the Fund ranked in the first quartile of its Performance Peer Group for the one-year period but given the Fund’s investment objective, the Board placed more emphasis on its review of the correlation and tracking difference data. The Board considered that the Fund was relatively new with a limited performance history available, limiting the ability to make a meaningful assessment of performance. Nevertheless, the Board was satisfied with the Fund’s performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund. More specifically, the Board recognized that each Fund pays the Adviser a unitary fee and therefore, the Board reviewed each Fund's unitary fee compared to the gross and net management fees and net total expense ratios of a group of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Group and recognized that differences between the applicable fund and its respective Peer Group as well as changes to the composition of the Peer Group from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.
As indicated above, the Board recognized that each Fund pays the Adviser a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of such Fund, other than any distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, expenses incurred in acquiring and disposing of portfolio securities, fees and expenses of the Independent Board Members (including any of their counsel’s fees), certain expenses of such Fund’s chief compliance officer, litigation expenses and extraordinary expenses. Unlike the typical fee arrangements of the other Nuveen funds in which the funds pay a variety of fees and expenses such as investment advisory fees, transfer agency fees, audit fees, custodian fees, administration fees, compliance expenses, recordkeeping expenses, marketing and shareholder service fees, distribution charges and other expenses, each Fund pays the Adviser a unified fee, and the Adviser is responsible for providing such services or arranging and supervising third parties to provide such services (subject to the noted exceptions). Under the unified fee structure, the Board recognized that the Adviser generally bears the risks of the operating costs rising (and benefits if such expenses decrease) and therefore has an incentive to be administratively efficient. As part of the Board’s analysis of the fee level of each Fund, the Independent Board Members reviewed, among other things, the unified fee compared to the gross and net management fees and net total expense ratios of its respective Peer Group.
The Independent Board Members noted that each Fund had a net management fee and a net expense ratio that were in line with the average of its Peer Group.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include foreign investment companies offered by Nuveen, certain funds advised by the Sub-Adviser and other ETFs sponsored by Nuveen.
In this regard, the Board reviewed, among other things, the range of fees assessed for foreign investment companies and ETFs offered by Nuveen. The Board also reviewed the management fees and expense ratios of certain funds advised by the Sub-Adviser in the TIAA-CREF family of funds. In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. The Board also considered that the Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. The Board noted that the Nuveen funds generally pay the Adviser a management fee comprised of a fund- level component and a complex-level component each with its own breakpoint schedule. The Board recognized that the Nuveen ETFs (including each Fund) pay a unitary fee and as a result, any reduction in fixed costs associated with with the management of a Fund would benefit the Adviser. However, the Independent Board Members noted that the unified fee schedule provides shareholders with a level of certainty of the expenses of each Fund. The Independent Board Members considered that the unified fees generally provide inherent economies of scale because each Fund would maintain a competitive fixed fee over the annual contract period even if such Fund’s assets declined and/or operating costs rose. As the Nuveen ETFs, including the Funds, do not have breakpoints, they do not participate in the complex-level fee programs. In addition, given that the Nuveen ETFs were recently launched in 2016, the Independent Board Members recognized the Adviser’s costs in operating the Nuveen ETFs during the start-up phase.

Annual Investment Management Agreement Approval Process (continued)
In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders. The Board further concluded that the absence of a fund-level and/or complex-level breakpoint schedule or arrangement (as applicable) was acceptable.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members considered whether the Sub-Adviser may engage in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. The Board noted that the Sub-Adviser does not participate in soft dollar arrangements with respect to Fund portfolio transactions.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at ten. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	163
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	163

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	163
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Chairman (since 2019), and Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	163
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President's Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	163
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	163
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe L.C. Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	163

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	163
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	161

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	163

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Jordan M. Farris 1980 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2019	Managing Director (since 2017), formerly Vice President (2016-2017), Head of Product Management and Development, ETFs, Nuveen Securities, LLC; Director, Guggenheim Funds Distributors (2013-2016).
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
(1)          Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Mr. Young was appointed as a Board Member of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)         “Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/exchange-traded-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    NAN-ENHUS-0719P944351-INV-Y-09/20

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended July 31, 2019	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Enhanced Yield U.S. Aggregate Bond ETF [5]	17,980	0	0	0
Nuveen ESG U.S. Aggregate Bond ETF [6]	17,930	0	0	0
Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF [7]	17,980	0	0	0

Total	$53,890	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

[5]	Nuveen Enhanced Yield U.S. Aggregate Bond ETF, formerly known as Nushares Enhanced Yield U.S. Aggregate Bond ETF, underwent a name change on 12/13/2018.
[6]	Nuveen ESG U.S. Aggregate Bond ETF, formerly known as Nushares ESG U.S. Aggregate Bond ETF, underwent a name change on 12/13/2018.
[7]	Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF, formerly known as Nushares Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF, underwent a name change on 12/13/2018.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Enhanced Yield U.S. Aggregate Bond ETF	0%	0%	0%	0%
Nuveen ESG U.S. Aggregate Bond ETF	0%	0%	0%	0%
Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF	0%	0%	0%	0%

Fiscal Year Ended July 31, 2018	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nushares Enhanced Yield U.S. Aggregate Bond ETF	17,980	0	0	0
Nushares ESG U.S. Aggregate Bond ETF [5]	17,930	0	0	0
Nushares Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF [6]	17,980	0	0	0

Total	$53,890	$—	$—	$—

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

[5]	Fund commenced operations on 10/02/2017
[6]	Fund commenced operations on 04/03/2017

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nushares Enhanced Yield U.S. Aggregate Bond ETF	0%	0%	0%	0%
Nushares ESG U.S. Aggregate Bond ETF	0%	0%	0%	0%
Nushares Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF	0%	0%	0%	0%

Fiscal Year Ended July 31, 2019	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nushares ETF Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2018	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nushares ETF Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2019	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Enhanced Yield U.S. Aggregate Bond ETF	0	0	0	0
Nuveen ESG U.S. Aggregate Bond ETF	0	0	0	0
Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended July 31, 2018	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nushares Enhanced Yield U.S. Aggregate Bond ETF	0	0	0	0
Nushares ESG U.S. Aggregate Bond ETF	0	0	0	0
Nushares Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF	0	0	0	0

Total	$—	$—	$—	$—

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, Chair, William C. Hunter, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nushares ETF Trust

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: October 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jordan Farris
Jordan Farris
Chief Administrative Officer
(principal executive officer)

Date: October 7, 2019

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: October 7, 2019